                            WM   GROUP   OF   FUNDS
                                RSIP  PROSPECTUS
                                OCTOBER 1, 2001
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Strategic Asset Management Portfolios

- Strategic Growth Portfolio
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- Conservative Growth Portfolio
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- Balanced Portfolio
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- Conservative Balanced Portfolio
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- Flexible Income Portfolio
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Funds

- Equity Income Fund
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- Growth & Income Fund
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- Growth Fund of the Northwest ("Northwest Fund")
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- Growth Fund
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- Mid Cap Stock Fund
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- Small Cap Stock Fund
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- International Growth Fund
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- Money Market Fund
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                  WM Group of Funds provides a broad selection
                    of investment alternatives to investors.

This Prospectus describes Class 1 shares of the above-referenced Portfolios and Class A shares of the above-referenced Funds that are offered to the Washington Mutual Retirement Savings and Investment Plan ("RSIP").

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a crime.

                            WM   GROUP   OF   FUNDS

                                OCTOBER 1, 2001
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                          ------------------------------------------------------

                                    CONTENTS

Risk/Return Summary.............................    7
  Strategic Asset Management Portfolios.........    8
  Equity Funds..................................   13
  Money Market Fund.............................   20
  Summary of Principal Risks....................   21
Fees and Expenses of the Portfolios and Funds...   25
Description of the Portfolios and Funds.........   27
  Strategic Asset Management Portfolios.........   27
  Equity Funds..................................   28
  Money Market Fund.............................   30
Common Investment Practices.....................   31
Investing in the Portfolios and Funds...........   37
Distribution Plan...............................   38
Distribution of Income and Capital Gains........   38
How NAV is Determined...........................   38
Advisor and Sub-Advisors........................   38
Individual Fund Managers........................   39
Financial Highlights............................   42
Appendix A......................................   50

                              RISK/RETURN SUMMARY

WM Group of Funds provides a broad range of investment choices, including asset allocation strategies available through the Portfolios. This summary, including the following pages through page 24, identifies the investment objective, principal investment strategies and principal risks of each Portfolio and Fund. The principal investment strategies identified in this summary are not the only investment strategies available to the Portfolios and Funds, and some of the principal investment strategies may not be available at any given time. For a discussion of all of the investment strategies available to the Portfolios and Funds, please see the Statements of Additional Information (the "SAIs").

The principal investment strategies identified in this summary provide specific information about each of the Portfolios and Funds, but there are some general principles WM Advisors and the sub-advisors apply in making investment decisions. When making decisions about whether to buy or sell equity securities, WM Advisors and the sub-advisors will consider, among other things, a company's strength in fundamentals, its potential for earnings growth over time, and the current price of its securities relative to their perceived worth. When making decisions about whether to buy or sell fixed-income investments, WM Advisors and the sub-advisors will generally consider, among other things, the strength of certain sectors of the fixed-income market relative to others, interest rates and other general market conditions, as well as the credit quality of individual issuers.

The discussion of each Portfolio's and Fund's principal investment strategies includes some of the principal risks of investing in such Portfolio or Fund. You can find additional information about each Portfolio and Fund, including a more detailed description of these and other principal risks of an investment in each Portfolio or Fund, in the "Summary of Principal Risks." Investments mentioned in the summary and described in greater detail under "Common Investment Practices" below appear in BOLD TYPE. Please be sure to read the more complete descriptions of the Portfolios and Funds, and the related risks, before you invest.

Below the description of each Portfolio or Fund is a bar chart showing how the investment returns of its shares have varied in the past ten years, or in the years since the Portfolio or Fund began if that is less than ten years. The bar chart is intended to provide some indication of the volatility of the Portfolio's or Fund's returns. The table following each bar chart shows how average annual total returns of the Portfolio or Fund compare to returns of a broad-based securities market index for the last one, five and ten years (or, for a newer Portfolio or Fund, for the life of the Portfolio or Fund). Performance shown does not reflect sales charges, as no sales charges are assessed on purchases of the Portfolios or Funds by the RSIP. PAST PERFORMANCE IS NOT NECESSARILY AN INDICATION OF FUTURE PERFORMANCE.

There can be no assurance that any Portfolio or Fund will achieve its objective. It is possible to lose money by investing in the Portfolios and Funds. An investment in a Portfolio or Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Money Market Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Money Market Fund.

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                           STRATEGIC GROWTH portfolio

OBJECTIVE This Portfolio seeks to provide long-term capital appreciation. In general, relative to the other Portfolios, the Strategic Growth Portfolio should offer the potential for a higher level of capital growth and corresponding levels of principal risk.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS All of the Portfolios allocate their assets among certain funds of WM Variable Trust (and the WM High Yield Fund), some of which are managed similarly to the Funds described in this Prospectus. This Portfolio generally invests at least 75% of its net assets in the Equity Funds.

The Portfolio may invest up to 25% of its assets in each of the High Yield, Short Term Income and Money Market Funds. It may also invest up to 50% of its assets in each of the Equity Income, Growth & Income, Northwest, Growth, Mid Cap Stock, Small Cap Stock and International Growth Funds.

The Portfolio may also invest in U.S. GOVERNMENT SECURITIES, short-term debt rated A or higher, commercial paper (including master notes and bank obligations), REPURCHASE AGREEMENTS and STRATEGIC TRANSACTIONS (derivatives), such as futures contracts and options.

The Portfolio shares the principal risks of each fund in which it invests, as well as Portfolio Risk.

YEARLY performance
[Yearly Performance Chart]

Calendar Year                                                              Annual Return(%)
-------------                                                              ----------------
1998                                                                             26.19
1999                                                                             47.95
2000                                                                             -3.73

Sales charges do not apply to RSIP purchases and are not included in the returns shown in the bar chart above or in the Performance Table below. During the periods shown above, the highest quarterly return was 25.82% (for the quarter ended 12/31/99), and the lowest was -11.32% (for the quarter ended 9/30/98).

PERFORMANCE TABLE

Average Annual Total Returns                                    Past      Since Inception
(for periods ended December 31, 2000)                         One Year       (6/3/97)
 PORTFOLIO SHARES                                              -3.73%         20.04%
 STANDARD & POOR'S 500 INDEX*                                  -9.11%         14.70%
 RUSSELL 3000 INDEX**                                          -7.46%         14.39%
 CAPITAL MARKET BENCHMARK***                                   -7.10%         14.11%

  * This index represents an unmanaged weighted index of 500 industrial, transportation, utility and financial companies widely regarded by investors as representative of the stock market.
 ** This index is intended to represent the equity market as a whole.
*** The Capital Market Benchmark is intended to reflect the performance of an unmanaged portfolio with static equity and fixed income allocations that correspond roughly to the Portfolio's expected long-term equity and fixed income allocations. The benchmark's allocations are 90% in the Standard and Poor's 500 Index and 10% in the Lehman Brothers Aggregate Bond Index.

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                         CONSERVATIVE GROWTH portfolio

OBJECTIVE This Portfolio seeks to provide long-term capital appreciation. In general, relative to the other Portfolios, the Conservative Growth Portfolio should offer the potential for a low to medium level of income and a medium to high level of capital growth, while exposing you to a medium to high level of principal risk.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS All of the Portfolios allocate their assets among certain funds of WM Variable Trust Funds (and the WM High Yield
Fund), some of which are managed similarly to the Funds described in this Prospectus. This Portfolio generally invests at least 60% of its net assets in the Equity Funds.

The Portfolio may invest up to 30% of its assets in each of the Short Term Income, U.S. Government Securities, Income and Money Market Funds. It may also invest up to 40% of its assets in each of the Equity Income, Growth & Income, Northwest, Growth, Mid Cap Stock, Small Cap Stock, International Growth and High Yield Funds.

The Portfolio may also invest in U.S. GOVERNMENT SECURITIES, short-term debt rated A or higher, commercial paper (including master notes and bank obligations), REPURCHASE AGREEMENTS and STRATEGIC TRANSACTIONS (derivatives), such as futures contracts and options.

The Portfolio shares the principal risks of each fund in which it invests, as well as Portfolio Risk.

YEARLY performance
[Conservative Growth Portfolio Bar Graph]

Calendar Year                                                              Annual Return(%)
-------------                                                              ----------------
1998                                                                             19.91
1999                                                                             39.36
2000                                                                             -2.49

Sales charges do not apply to RSIP purchases and are not included in the returns shown in the bar chart above or in the Performance Table below. During the periods shown above, the highest quarterly return was 21.54% (for the quarter ended 12/31/99), and the lowest was -11.25% (for the quarter ended 9/30/98).

PERFORMANCE TABLE

Average Annual Total Returns                                    Past      Since Inception
(for periods ended December 31, 2000)                         One Year       (6/3/97)
PORTFOLIO SHARES                                               -2.49%         16.15%
RUSSELL 3000 INDEX*                                            -7.46%         14.39%
CAPITAL MARKET BENCHMARK**                                     -3.05%         12.84%

 * This index is intended to represent the equity market as a whole.
** The Capital Market Benchmark is intended to reflect the performance of an unmanaged portfolio with static equity and fixed income allocations that correspond roughly to the Portfolio's expected long-term equity and fixed income allocations. The benchmark's allocations are 70% in the Standard and Poor's 500 Index and 30% in the Lehman Brothers Aggregate Bond Index.

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                               BALANCED portfolio

OBJECTIVE This Portfolio seeks to provide as high a level of total return (consisting of reinvested income and capital appreciation) as is consistent with reasonable risk. In general, relative to the other Portfolios, the Balanced Portfolio should offer you the potential for a medium level of income and a medium level of capital growth, while exposing you to a medium level of principal risk.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS All of the Portfolios allocate their investments among certain funds of WM Variable Trust (and the WM High Yield
Fund), some of which are managed similarly to the Funds described in this Prospectus. This Portfolio invests at least 30% and no more than 70% of its net assets in both the Equity Funds and the Fixed-Income Funds.

The Portfolio may invest up to 40% of its assets in each of the Short Term Income, U.S. Government Securities, Income and Money Market Funds. It may also invest up to 30% of its assets in each of the Equity Income, Growth & Income, Northwest, Growth, Small Cap Stock, Mid Cap Stock, International Growth and High Yield Funds.

The Portfolio may also invest in U.S. GOVERNMENT SECURITIES, short-term debt rated A or higher, commercial paper (including master notes, bank obligations), REPURCHASE AGREEMENTS and STRATEGIC TRANSACTIONS (derivatives), such as futures contracts and options.

The Portfolio shares the principal risks of each fund in which it invests, as well as Portfolio Risk.

YEARLY performance
[Balanced Portfolio Bar Graph]

Calendar Year                                                               Annual Return(%)
-------------                                                               ----------------
1998                                                                              17.18
1999                                                                              27.71
2000                                                                               0.49

Sales charges do not apply to RSIP purchases and are not included in the returns shown in the bar chart above or in the Performance Table below. During the periods shown above, the highest quarterly return was 15.37% (for the quarter ended 12/31/99), and the lowest was -8.02% (for the quarter ended 9/30/98).

PERFORMANCE TABLE

Average Annual Total Returns                                    Past      Since Inception
(for periods ended December 31, 2000)                         One Year       (6/3/97)
PORTFOLIO SHARES                                                0.49%         13.51%
LEHMAN BROTHERS AGGREGATE BOND INDEX*                          11.63%          7.48%
RUSSELL 3000 INDEX**                                           -7.46%         14.39%
CAPITAL MARKET BENCHMARK***                                     1.07%         11.45%

  * This index is intended to represent the fixed income market as a whole.
 ** This index is intended to represent the equity market as a whole.
*** The Capital Market Benchmark is intended to reflect the performance of an unmanaged portfolio with static equity and fixed income allocations that correspond roughly to the Portfolio's expected long-term equity and fixed income allocations. The benchmark's allocations are 50% in the Standard and Poor's 500 Index and 50% in the Lehman Brothers Aggregate Bond Index.

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                        CONSERVATIVE BALANCED portfolio

OBJECTIVE This Portfolio (formerly known as Income Portfolio) seeks to provide a high level of total return (consisting of reinvestment of income and capital appreciation), consistent with a moderate degree of principal risk. In general, relative to the other Portfolios, the Conservative Balanced Portfolio should offer you the potential for a medium to high level of income and a medium to low level of capital growth, while exposing you to a medium to low level of principal risk.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS All of the Portfolios allocate their assets among certain funds of WM Variable Trust Funds (and the WM High Yield
Fund), some of which are managed similarly to the Funds described in this Prospectus. This Portfolio invests between 40% and 80% of its net assets in a combination of the Fixed-Income Funds and the Money Market Fund and between 20% and 60% of its net assets in the Equity Funds.

The Portfolio may invest up to 40% of its assets in each of the Short Term Income, U.S. Government Securities, Income and Money Market Funds. It may also invest up to 30% of its assets in each of the Equity Income, Growth & Income, Northwest, Growth, Mid Cap Stock, Small Cap Stock, International Growth and High Yield Funds.

The Portfolio may also invest in U.S. GOVERNMENT SECURITIES, short-term debt rated A or higher, commercial paper (including master notes and bank obligations), REPURCHASE AGREEMENTS and STRATEGIC TRANSACTIONS such as futures contracts and options.

The Portfolio shares the principal risks of each of the funds it invests in, as well as Portfolio Risk.

YEARLY performance*
[Income Portfolio Bar Graph]

Calendar Year                                                              Annual Return(%)
-------------                                                              ----------------
1999                                                                             1.88
2000                                                                             5.03

Sales charges do not apply to RSIP purchases and are not included in the returns shown in the bar chart above or in the Performance Table below. During the period shown above, the highest quarterly return was 3.05% (for the quarter ended 9/30/00), and the lowest was -0.86% (for the quarter ended 12/31/00).

PERFORMANCE TABLE*

Average Annual Total Returns                                    Past      Since Inception
(for periods ended December 31, 2000)                         One Year       (4/23/98)
PORTFOLIO SHARES                                                5.03%          4.14%
LEHMAN BROTHERS AGGREGATE BOND INDEX**                         11.63%          6.36%
CAPITAL MARKET BENCHMARK***                                     5.25%          7.24%

  * The Portfolio's performance through December 31, 2000 has benefitted from the agreement of WM Advisors and its affiliates to limit the Portfolio's expenses.
 ** This index is intended to represent the fixed-income market as a whole.
*** The Capital Market Benchmark is intended to reflect the performance of an unmanaged portfolio with static equity and fixed income allocations that correspond roughly to the Portfolio's expected long-term equity and fixed income allocations. The benchmark's allocations are 30% in the Standard and Poor's 500 Index and 70% in the Lehman Brothers Aggregate Bond Index.

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                           FLEXIBLE INCOME portfolio

OBJECTIVE This Portfolio seeks to provide a high level of total return (consisting of reinvestment of income with some capital appreciation). In general, relative to the other Portfolios, the Flexible Income Portfolio should offer you the potential for a high level of income and a low level of capital growth, while exposing you to a low level of principal risk.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS All of the Portfolios allocate their assets among certain funds of WM Variable Trust Funds (and the WM High Yield
Fund), some of which are managed similarly to the Funds described in this Prospectus. This Portfolio generally invests no more than 30% of its net assets in the Equity Funds.

The Portfolio may invest up to 40% of its assets in each of the Short Term Income, U.S. Government Securities, Income, and Money Market Funds. It may also invest up to 30% of its assets in each of the Equity Income, Growth & Income, Northwest, Growth, Mid Cap Stock, Small Cap Stock and High Yield Funds.

The Portfolio may also invest in U.S. GOVERNMENT SECURITIES, short-term debt rated A or higher, commercial paper (including master notes and bank obligations), REPURCHASE AGREEMENTS and STRATEGIC TRANSACTIONS (derivatives), such as futures contracts and options.

The Portfolio shares the principal risks of each fund in which it invests, as well as Portfolio Risk.

YEARLY performance
[Flexible Income Portfolio Bar Graph]

Calendar Year                                                              Annual Return(%)
-------------                                                              ----------------
1998                                                                             11.75
1999                                                                              8.58
2000                                                                              5.79

Sales charges do not apply to RSIP purchases and are not included in the returns shown in the bar chart above or in the Performance Table below. During the periods shown above, the highest quarterly return was 6.14% (for the quarter ended 12/31/98), and the lowest was -0.92% (for the quarter ended 9/30/98).

PERFORMANCE TABLE

Average Annual Total Returns                                    Past      Since Inception
(for periods ended December 31, 2000)                         One Year       (9/9/97)
PORTFOLIO SHARES                                                5.79%          8.58%
LEHMAN BROTHERS AGGREGATE BOND INDEX*                          11.63%          7.10%
CAPITAL MARKET BENCHMARK**                                      9.49%          7.89%

 * This index is intended to represent the fixed-income market as a whole.
** The Capital Market Benchmark is intended to reflect the performance of an unmanaged portfolio with static equity and fixed income allocations that correspond roughly to the Portfolio's expected long-term equity and fixed income allocations. The benchmark's allocations are 10% in the Standard and Poor's 500 Index and 90% in the Lehman Brothers Aggregate Bond Index.

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                               EQUITY INCOME fund

OBJECTIVE This Fund (formerly known as Bond & Stock Fund) seeks to provide a relatively high level of current income and long-term growth of income and capital.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS The Fund invests primarily in dividend-paying common stocks and preferred stocks. The Fund's investments may also include bonds, convertible securities, U.S. GOVERNMENT SECURITIES, AMERICAN DEPOSITORY RECEIPTS (ADRS) and EUROPEAN DEPOSITORY RECEIPTS (EDRS), MORTGAGE-BACKED SECURITIES (including collateralized mortgage obligations), REPURCHASE AGREEMENTS and REAL ESTATE INVESTMENT TRUSTS (REITS). In selecting investments for the Fund, WM Advisors looks for investments that provide regular income in addition to some opportunity for capital appreciation. Equity investments are typically made in "value" stocks currently selling for less than WM Advisors believes they are worth.

Among the risks of investing in the Fund are:

- Market Risk            - Derivatives Risk
- Credit Risk            - Liquidity Risk
- Currency Risk          - Management Risk
- Foreign Investment     - Smaller Company Risk
  Risk
- Leveraging Risk

YEARLY performance of Class A Shares
[Yearly Performance Chart]

Calendar Year                                                              Annual Return(%)
-------------                                                              ----------------
1991                                                                             21.75
1992                                                                              9.89
1993                                                                              9.27
1994                                                                             -2.13
1995                                                                             31.18
1996                                                                             13.60
1997                                                                             19.89
1998                                                                              6.93
1999                                                                              4.83
2000                                                                             14.64

Sales charges do not apply to RSIP purchases and are not included in the returns shown in the bar chart above or in the Performance Table below. During the periods shown above, the highest quarterly return was 12.85% (for the quarter ended 12/31/98), and the lowest was -10.15% (for the quarter ended 9/30/98).

PERFORMANCE TABLE

Average Annual Total Returns                                    Past         Past         Past
(for periods ended December 31, 2000)                         One Year    Five Years    Ten Years
CLASS A SHARES                                                 14.64%       11.84%       12.63%
STANDARD & POOR'S 500 INDEX*                                   -9.11%       18.35%       17.46%
LEHMAN BROTHERS GOVERNMENT/CREDIT BOND INDEX**                 11.84%        6.23%        8.00%

 * This is an index of 500 industrial, transportation, utility and financial companies widely regarded by investors as representative of the stock market.
** This index is generally considered representative of the U.S. Government and corporate bond markets.

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                              GROWTH & INCOME fund

OBJECTIVE This Fund seeks to provide long-term capital growth. Current income is a secondary consideration.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS The Fund invests primarily in common stocks. In selecting investments for the Fund, WM Advisors looks for common stocks that it believes are currently undervalued and whose issuers WM Advisors believes have the potential to increase earnings over time. WM Advisors seeks out companies that it believes have solid management, a competitive advantage, and the resources to maintain superior cash flow and profitability over the long term.

Among the principal risks of investing in the Fund are:

- Market Risk             - Derivatives Risk
- Credit Risk             - Liquidity Risk
- Currency Risk           - Management Risk
- Foreign Investment      - Smaller Company Risk
  Risk
- Leveraging Risk

YEARLY performance of Class A Shares
[Yearly Performance Chart]

Calendar Year                                                              Annual Return(%)
-------------                                                              -----------------
1991                                                                             27.39
1992                                                                             11.01
1993                                                                              6.83
1994                                                                              2.58
1995                                                                             33.15
1996                                                                             22.28
1997                                                                             29.52
1998                                                                             14.41
1999                                                                             18.26
2000                                                                              1.53

Sales charges do not apply to RSIP purchases and are not included in the returns shown in the bar chart above or in the Performance Table below. During the periods shown above, the highest quarterly return was 21.33% (for the quarter ended 12/31/98), and the lowest was -14.52% (for the quarter ended 9/30/98).

PERFORMANCE TABLE

Average Annual Total Returns                                    Past         Past         Past
(for periods ended December 31, 2000)                         One Year    Five Years    Ten Years
CLASS A SHARES                                                 1.53%        16.82%       16.20%
STANDARD & POOR'S 500 INDEX*                                   -9.11%       18.35%       17.46%

* This is an index of 500 industrial, transportation, utility and financial companies widely regarded by investors as representative of the stock market.

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                                 NORTHWEST fund

OBJECTIVE The Growth Fund of the Northwest (referred to as Northwest Fund in this Prospectus) seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS The Fund invests primarily in common stocks of companies located or doing business in Alaska, Idaho, Montana, Oregon and Washington. The Fund's investments may include REAL ESTATE INVESTMENT TRUSTS (REITS).

In selecting investments for the Fund, WM Advisors looks for equity securities that it believes are undervalued, yet well-managed, with excellent long-term growth possibilities.
Among the principal risks of investing in the Fund are:

- Market Risk            - Derivatives Risk
- Credit Risk            - Liquidity Risk
- Currency Risk          - Management Risk
- Foreign Investment     - Smaller Company Risk
  Risk
- Geographic
  Concentration Risk

YEARLY performance of Class A Shares*
[Yearly Performance Chart]

Calendar Year                                                              Annual Return(%)
-------------                                                              -----------------
1991                                                                             43.98
1992                                                                              3.54
1993                                                                              2.50
1994                                                                             -1.42
1995                                                                             26.52
1996                                                                             22.56
1997                                                                             32.88
1998                                                                             22.98
1999                                                                             42.27
2000                                                                              6.65

Sales charges do not apply to RSIP purchases and are not included in the returns shown in the bar chart above or in the Performance Table below. During the periods shown above, the highest quarterly return was 45.26% (for the quarter ended 12/31/98), and the lowest was -17.98% (for the quarter ended 9/30/98).

PERFORMANCE TABLE*

Average Annual Total Returns                                    Past         Past         Past
(for periods ended December 31, 2000)                         One Year    Five Years    Ten Years
CLASS A SHARES                                                  6.65%       24.89%       19.19%
STANDARD & POOR'S 500 INDEX**                                  -9.11%       18.35%       17.46%

 * The Fund's performance through December 31, 1999 has benefitted from the agreement of WM Advisors and its affiliates to limit the Fund's expenses.
** This is an index of 500 industrial, transportation, utility and financial companies widely regarded by investors as representative of the stock market.

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                                  GROWTH fund

OBJECTIVE  This Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS The Fund invests primarily in common stocks, including FOREIGN INVESTMENTS, that, in the opinion of WM Advisors or the sub-advisor, offer potential for growth. The Fund may also invest in commercial paper and preferred stock.

In selecting investments for the Fund, Janus Capital Corporation, the Fund's sub-advisor, looks for individual companies that it believes have exceptional potential for growth, regardless of economic conditions. Companies are evaluated on their individual merit, their ability to generate earnings growth, and their superior management teams, rather than on the broad analysis of a particular sector or market trend.

Among the principal risks of investing in the Fund are:

- Market Risk             - Derivatives Risk
- Credit Risk             - Liquidity Risk
- Currency Risk           - Management Risk
- Foreign Investment      - Smaller Company Risk
  Risk
- Leveraging Risk

YEARLY performance of Class A Shares
[Yearly Performance Chart]

Calendar Year                                                              Annual Return(%)
-------------                                                              -----------------
1994                                                                              0.65
1995                                                                             36.25
1996                                                                             16.92
1997                                                                              9.78
1998                                                                             57.10
1999                                                                             94.42
2000                                                                            -22.00

Sales charges do not apply to RSIP purchases and are not included in the returns shown in the bar chart above or in the Performance Table below. During the periods shown above, the highest quarterly return was 42.69% (for the quarter ended 12/31/99), and the lowest was -20.34% (for the quarter ended 12/31/00).

PERFORMANCE TABLE*

Average Annual Total Returns                                    Past         Past       Since Inception
(for periods ended December 31, 2000)                         One Year    Five Years       (4/5/93)
CLASS A SHARES                                                -22.00%       25.05%          22.79%
STANDARD & POOR'S 500 INDEX**                                  -9.11%       18.35%          17.15%

 * The Fund's performance through December 31, 2000 has benefitted from the agreement of WM Advisors and its affiliates to limit the Fund's expenses.
** This is an index of 500 industrial, transportation, utility and financial companies widely regarded by investors as representative of the stock market.

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                               MID CAP STOCK fund

OBJECTIVE  The Fund seeks to provide long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS The Fund invests primarily (at least 65% of its assets) in common stocks of companies having market capitalizations in the range of companies included in the S&P MidCap 400 Index at the time of purchase. In selecting investments for the Fund, WM Advisors looks for equity investments in companies which have solid management, a competitive advantage, and the resources to maintain superior cash flow and profitability over the long term.

In determining whether securities should be sold, the Advisor considers factors such as high valuations relative to other investment opportunities, and deteriorating short or long-term business fundamentals or future growth prospects. The Fund will not necessarily dispose of a security merely because its issuer's market capitalization is no longer in the range represented by the S&P MidCap 400 Index.

Among the principal risks of investing in the Fund are:

- Market Risk             - Liquidity Risk
- Credit Risk             - Management Risk
- Currency Risk           - Derivatives Risk
- Foreign Investment      - Smaller Company Risk
  Risk
- Leveraging Risk

NO PERFORMANCE INFORMATION IS PRESENTED FOR THE MID CAP STOCK FUND BECAUSE IT HAD NOT BEEN IN OPERATION FOR A FULL CALENDAR YEAR AS OF THE DATE OF THIS PROSPECTUS.

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                              SMALL CAP STOCK fund

OBJECTIVE  This Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS The Fund invests primarily in equity securities, including FOREIGN INVESTMENTS, of companies with market capitalizations of less than $1.4 billion. The Fund may also utilize STRATEGIC TRANSACTIONS (derivatives) such as futures and options on futures. In selecting investments for the Fund, WM Advisors looks for small cap companies that it expects to achieve growth in earnings and revenues or that it believes are currently undervalued relative to their true worth.

Among the principal risks of investing in the Fund are:

- Market Risk             - Derivatives Risk
- Credit Risk             - Liquidity Risk
- Currency Risk           - Management Risk
- Foreign Investment      - Smaller Company Risk
  Risk
- Leveraging Risk

YEARLY performance of Class A Shares
[Yearly Performance Chart]

Calendar Year                                                              Annual Return(%)
-------------                                                              -----------------
1991                                                                             39.29
1992                                                                             15.40
1993                                                                             22.27
1994                                                                             -0.34
1995                                                                             32.26
1996                                                                              8.50
1997                                                                             12.63
1998                                                                              4.94
1999                                                                             71.61
2000                                                                            -11.53

Sales charges do not apply to RSIP purchases and are not included in the returns shown in the bar chart above or in the Performance Table below. During the periods shown above, the highest quarterly return was 54.03% (for the quarter ended 12/31/99), and the lowest was -21.05% (for the quarter ended 12/31/00).

PERFORMANCE TABLE

Average Annual Total Returns                                    Past         Past         Past
(for periods ended December 31, 2000)                         One Year    Five Years    Ten Years
CLASS A SHARES                                                -11.53%       14.25%       17.56%
STANDARD & POOR'S 500 INDEX*                                   -9.11%       18.35%       17.46%
RUSSELL 2000 INDEX**                                           -3.02%       10.31%       15.53%

 * This is an index of 500 industrial, transportation, utility and financial companies widely regarded by investors as representative of the stock market.
** This index represents the smallest 2000 companies followed by Russell and is used to measure the small cap market.

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                           INTERNATIONAL GROWTH fund

OBJECTIVE  This Fund seeks to provide long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS The Fund invests primarily in equity securities of foreign issuers, including issuers located in developing or emerging market countries. The Fund may also use STRATEGIC TRANSACTIONS (derivatives) such as FOREIGN CURRENCY EXCHANGE TRANSACTIONS.

In selecting investments for the Fund, Capital Guardian Trust Company, the Fund's sub-advisor, seeks to identify foreign stocks which have an attractive valuation, high return on invested capital, excellent cash flow, strong balance sheets, and strong management. Capital Guardian utilizes a research driven "bottom-up" approach in that decisions are made based upon extensive field research and direct company contacts. Capital Guardian blends its basic value-oriented approach with macroeconomic and political judgments on the outlook for economies, industries, currencies, and markets.

Among the principal risks of investing in the Fund are:

- Market Risk             - Derivatives Risk
- Credit Risk             - Liquidity Risk
- Currency Risk           - Management Risk
- Foreign Investment      - Smaller Company Risk
  Risk
- Leveraging Risk

YEARLY performance of Class A Shares
[Yearly Performance Chart]

Calendar Year                                                              Annual Return(%)
-------------                                                              -----------------
1991                                                                             14.42
1992                                                                            -10.57
1993                                                                             32.35
1994                                                                             -1.31
1995                                                                              4.87
1996                                                                              8.02
1997                                                                             -2.49
1998                                                                              4.08
1999                                                                             49.91
2000                                                                            -21.15

Sales charges do not apply to RSIP purchases and are not included in the returns shown in the bar chart above or in the Performance Table below. During the periods shown above, the highest quarterly return was 29.06% (for the quarter ended 12/31/99), and the lowest was -17.45% (for the quarter ended 9/30/98).

PERFORMANCE TABLE

Average Annual Total Returns                                    Past         Past         Past
(for periods ended December 31, 2000)                         One Year    Five Years    Ten Years
CLASS A SHARES                                                -21.15%       5.32%         6.15%
MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX*              -13.96%       7.43%         8.56%

* This index includes stock markets of Europe, Australia and the Far East weighted by capitalization and represents the equity markets of 18 countries.

--------------------------------------------------------------------------------
                               MONEY MARKET fund

OBJECTIVE This Fund seeks to maximize current income while preserving capital and maintaining liquidity.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS The Fund invests in high-quality money market instruments, which may include U.S. GOVERNMENT SECURITIES, FLOATING AND VARIABLE RATE SECURITIES, MUNICIPAL OBLIGATIONS, U.S. dollar denominated FOREIGN INVESTMENTS, ASSET-BACKED SECURITIES, REPURCHASE AGREEMENTS, and WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES.

Among the principal risks of investing in the Fund are:

- Market Risk             - Liquidity Risk
- Credit Risk             - Management Risk
- Foreign Investment      - Money Market Risk
  Risk

YEARLY performance of Class A Shares*
[Yearly Performance Chart]

Calendar Year                                                              Annual Return(%)
-------------                                                              ----------------
1991                                                                             5.39
1992                                                                             3.06
1993                                                                             2.41
1994                                                                             3.47
1995                                                                             5.33
1996                                                                             4.88
1997                                                                             5.04
1998                                                                             5.00
1999                                                                             4.56
2000                                                                             6.01

During the periods shown above, the highest quarterly return was 1.56% (for the quarter ended 12/31/00), and the lowest was 0.56% (for the quarter ended 6/30/93).

PERFORMANCE TABLE*

Average Annual Total Returns                                    Past         Past         Past
(for periods ended December 31, 2000)                         One Year    Five Years    Ten Years
CLASS A SHARES                                                 6.01%        5.09%         4.51%
SALOMON BROTHERS 3-MONTH U.S. TREASURY BILL INDEX**            5.96%        5.25%         4.87%

 * The Fund's performance through December 31, 1998 benefitted from the agreement of WM Advisors and its affiliates to limit the Fund's expenses.
** This is an unmanaged index that measures the performance of 3-month U.S.
   Treasury bills currently available in the marketplace.

                           SUMMARY OF PRINCIPAL RISKS

The value of your investment in a Portfolio or Fund changes with the value of the investments held by that Portfolio or Fund. Many factors can affect that value, and it is possible that you may lose money on investments in the Portfolios and Funds. Factors that may affect a particular Portfolio or Fund as a whole are called "principal risks." They are summarized in this section. The chart at the end of this section displays similar information. Fixed income funds that are not offered by this Prospectus, but are investments of the Portfolios, are also discussed in this section. All Portfolios and Funds are subject to principal risks. These risks can change over time, because the types of investments made by the Portfolios and Funds can change over time. Investments mentioned in this summary and described in greater detail under "Description of the Funds" or "Common Investment Practices" appear in BOLD TYPE. Those sections also include more information about the Funds, their investments and the related risks.

- MARKET RISK. Each of the Portfolios and Funds is subject to market risk, which is the general risk of unfavorable changes in the market value of a Fund's portfolio securities.

  One aspect of market risk is interest rate risk. As interest rates rise, your investment in a Portfolio or Fund is likely to be worth less because its income-producing equity or debt investments are likely to be worth less. This type of risk is generally greater for securities with longer maturities.

  Even Funds such as the Short Term Income and U.S. Government Securities Funds are subject to interest rate risk, even though they generally invest substantial portions of their assets in the highest quality debt securities, such as U.S. GOVERNMENT SECURITIES.

  Interest rate risk is generally greater for Funds that invest in debt securities with longer maturities. This risk may be compounded for Funds such as the U.S. Government Securities and Income Funds that invest in MORTGAGE-BACKED or other ASSET-BACKED SECURITIES that may be prepaid. These securities have variable maturities that tend to lengthen when that is least desirable -- when interest rates are rising. Increased market risk is also likely for the Short Term Income and Income Funds that invest in debt securities paying no interest, such as ZERO-COUPON, PRINCIPAL-ONLY and INTEREST-ONLY SECURITIES.

  The Equity Funds, by investing in equity securities, such as common stock, preferred stock and convertible securities, are exposed to a separate set of market risks. Those risks include the risks of broader equity market declines as well as more specific risks affecting the issuer, such as management performance, financial leverage, industry problems and reduced demand for the issuer's goods or services.

- CREDIT RISK. Each of the Funds may be subject to credit risk to the extent it invests in FIXED-INCOME SECURITIES. This is the risk that the issuer or the guarantor of a debt security, or the counterparty to any of a Fund's portfolio transactions (including, without limitation, REPURCHASE AGREEMENTS, REVERSE REPURCHASE AGREEMENTS, LENDING OF SECURITIES and other over-the-counter transactions), will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Varying degrees of credit risk, often reflected in credit ratings, apply. Credit risk is particularly significant for Funds such as the Equity Income, Growth & Income, Growth, Mid Cap Stock, Small Cap Stock, Income and High Yield Funds that may invest significantly in LOWER-RATED SECURITIES. These securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative credit risks. The Equity Income, Growth & Income, Northwest, Growth, Mid Cap Stock, Small Cap Stock, International Growth, Short Term Income, Income and High Yield Funds, which make FOREIGN INVESTMENTS denominated in U.S. dollars, are also subject to increased credit risk because of the added difficulties associated with requiring foreign entities to honor their contractual commitments, and because a number of foreign governments and other issuers are already in default.

- CURRENCY RISK. Funds such as the Equity Income, Growth & Income, Northwest, Growth, Mid Cap Stock, Small Cap Stock, International Growth, Short Term Income, Income and High Yield Funds that invest in securities denominated in, and/or receive revenues in, foreign currencies will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged.

- FOREIGN INVESTMENT RISK. Each of the Funds with FOREIGN INVESTMENTS such as the Equity Income, Growth & Income, Northwest, Growth, Mid Cap Stock, Small Cap Stock, International Growth, Short Term Income, Income, High Yield and Money Market Funds, may experience more rapid and extreme changes in value than Funds with investments solely in securities of U.S. companies. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, foreign securities issuers are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect a Fund's investments in a foreign country. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment. Adverse developments in certain regions, such as Southeast Asia, may adversely affect the markets of other countries whose economies appear to be unrelated.

- GEOGRAPHIC CONCENTRATION RISK. Funds such as the Northwest Fund that invest significant portions of their assets in concentrated geographic areas like the northwestern United States generally have more exposure to regional economic risks than Funds making investments more broadly.

- LEVERAGING RISK. When a Fund is BORROWING money or otherwise leveraging its portfolio, the value of an investment in that Fund will be more volatile and all other risks will tend to be compounded. The Equity Income, Growth & Income, Growth, Mid Cap Stock, Small Cap Stock, International Growth, Short Term Income, U.S. Government Securities, Income and High Yield Funds may achieve leverage by using REVERSE REPURCHASE AGREEMENTS and/or DOLLAR ROLLS. The Equity Income and Growth & Income Funds and Fixed-Income Funds may achieve leverage through the use of INVERSE FLOATING RATE INVESTMENTS. Funds such as the Growth, Mid Cap Stock, Small Cap Stock, International Growth, Short Term Income and U.S. Government Securities Funds may also take on leveraging risk by investing collateral from securities loans, by using STRATEGIC TRANSACTIONS (derivatives) and by BORROWING money to meet redemption requests.

- DERIVATIVES RISK. Each of the Funds, except the Money Market Fund, may, subject to the limitations and restrictions stated elsewhere in this Prospectus and the SAI, enter into STRATEGIC TRANSACTIONS involving derivatives such as forward contracts, futures contracts, options, swaps, caps, floors and collars, which are financial contracts whose value depends on, or is derived from, the value of something else, such as an underlying asset, reference rate or index. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates and indices.

- LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Fund from selling out of these ILLIQUID SECURITIES at an advantageous price. All of the Funds may be subject to liquidity risk. Funds that engage in STRATEGIC TRANSACTIONS, make FOREIGN INVESTMENTS, or invest in securities involving substantial market and/or credit risk tend to be subject to greater liquidity risk. In addition, liquidity risk increases for Funds that hold RESTRICTED SECURITIES.

- MANAGEMENT RISK. Each Portfolio and Fund is subject to management risk because it is an actively managed investment portfolio. WM Advisors, or the sub-advisor if applicable, will apply its investment techniques and risk analyses in making investment decisions for the Portfolios or Funds, but there can be no guarantee that they will meet stated objectives or produce desired results. In some cases derivatives and other investments may be unavailable or WM Advisors or the sub-advisor may choose not to use them under market conditions when their use, in hindsight, may be determined to have been beneficial to the Portfolios or Funds.

- SMALLER COMPANY RISK. Market risk and liquidity risk are particularly pronounced for stocks of companies with relatively small market capitalizations. These companies may have limited product lines, markets or financial resources, or they may depend on a few key employees. The Equity Funds and the High Yield Fund in particular, generally have the greatest exposure to this risk.

- MONEY MARKET RISK. While the Money Market Fund is designed to be a relatively low risk investment, it is not entirely free of risk. The Fund may not be able to maintain a net asset value of $1.00 per share, as a result of a deterioration in the credit quality of issuers whose securities the Fund holds, or an increase in interest rates. In addition, the Fund is still subject to the risk that the value of your investment may be eroded over time by inflation.

- PORTFOLIO REALLOCATION RISK. From time to time, one or more of a Portfolio's underlying Funds may experience relatively large investments or redemptions due to reallocations or rebalancings by the Portfolios as recommended by WM Advisors. These transactions will affect such Funds, since the Funds that experience redemptions as a result of reallocations or rebalancings may have to sell portfolio securities and Funds that receive additional cash will have to invest such cash. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio performance to the extent that the Funds may be required to sell securities or invest cash at times when they would not otherwise do so. These transactions could also accelerate the realization of taxable income if sales of securities resulted in gains and could also increase transaction costs. WM Advisors is committed to minimizing such impact on the Funds to the extent it is consistent with pursuing the investment objectives of the Portfolios. WM Advisors may nevertheless face conflicts in fulfilling its dual responsibilities to the Portfolios and the Funds. WM Advisors will at all times monitor the impact on the Funds of transactions by the Portfolios.

- PORTFOLIO RISK. Each of the Portfolios allocates its assets among the Funds as determined by the Advisor and in accordance with the investment restrictions discussed above. As a result, the Portfolios share the risks of each of the Funds in which they invest, which are described above.

  In particular, the Portfolios may be subject to credit risk. For instance, the Strategic Growth Portfolio can invest up to 50% of its assets in each of the Equity Income, Growth & Income, Growth, Mid Cap Stock, Small Cap Stock and International Growth Funds and up to 25% of its assets in the High Yield Fund. Each of these Funds may invest significant amounts of its assets in lower-rated securities ("junk bonds"). The Portfolios may also be exposed to FOREIGN INVESTMENT RISK through their investments in the Funds that purchase foreign securities. In choosing among the Portfolios, investors should understand the risks of each of the Funds and the extent to which each Portfolio invests in each Fund.

  Investing in Funds through the Portfolios involves certain additional expenses and tax results that would not be present in a direct investment in the Funds. See "Dividends, Capital Gains and Taxes" for additional information about the tax implications of investing in the Portfolios.

  Under certain circumstances, a Fund may determine to pay a redemption request by a Portfolio wholly or partly by a distribution in kind of securities from its portfolio, instead of cash. In such cases, the Portfolios may hold portfolio securities until WM Advisors determines that it is appropriate to dispose of such securities.

  The officers, trustees, advisor, distributor and transfer agent of the Portfolios serve in the same capacities for the Funds. Conflicts may arise as these persons and companies seek to fulfill their fiduciary responsibilities to the Portfolios and the Funds.

                            PRINCIPAL RISKS by fund

The following chart summarizes the Principal Risks of each Fund other than Market Risk, Credit Risk, Liquidity Risk, Management Risk and Portfolio Reallocation Risk, which apply to all of the Funds. The Portfolios share in the risks of each of the Funds in which they invest. Risks not marked for a particular Fund may, however, still apply to some extent to that Fund at various times.

                                   Foreign     Geographic                             Smaller  Money
                       Currency   Investment  Concentration  Leveraging  Derivatives  Company  Market
                         Risk        Risk         Risk          Risk        Risk       Risk     Risk
    EQUITY
    INCOME                 X          X                          X            X          X
    fund
    GROWTH &
    INCOME                 X          X                          X            X          X
    fund
    NORTHWEST
    fund                   X          X             X                         X          X
    GROWTH
    fund                   X          X                          X            X          X
    MID CAP
    STOCK                  X          X                          X            X          X
    fund
    SMALL CAP
    STOCK                  X          X                          X            X          X
    fund
    INTERNATIONAL
    GROWTH                 X          X                          X            X          X
    fund
    SHORT TERM INCOME
    fund                   X          X                          X            X
    U.S. GOVERNMENT
    SECURITIES                                                   X            X
    fund
    INCOME
    fund                   X          X                          X            X
    HIGH YIELD
    fund                   X          X                          X            X          X
    MONEY
    MARKET                            X                                                          X
    fund

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                      FEES AND EXPENSES OF THE PORTFOLIOS
                                   AND FUNDS

This table describes the fees and expenses that you may pay if you invest in shares of a Portfolio or Fund by the RSIP. RSIP purchases are not subject to initial or deferred sales charges. Each of the Funds may offer other classes of shares that are subject to different fees and expenses. For information about other classes of shares offered by the Funds, please contact WM Shareholder Services at 800-222-5852. The examples on the next two pages are intended to help you compare the cost of investing in the Portfolios and Funds with the costs of investing in other mutual funds. The examples assume that your investment has a 5% return each year, required for illustration purposes by the Securities and Exchange Commission, and that the Portfolio's or Fund's operating expenses remain the same. Your actual costs may be higher or lower than those in the examples.

------------------------------------------------------------------------------------------
                                                             ANNUAL FUND
                                                          OPERATING EXPENSES
                                                     (expenses that are deducted
                                                          from Fund assets)
         ---------------------------------------------------------------------------------
                                                                                   Total
                                                                                  Annual
                                                          Service                  Fund
                                            Management    (12b-1)      Other     Operating
                                               Fees      Fees(1,2)   Expenses    Expenses
         ---------------------------------------------------------------------------------
         Strategic Growth Portfolio(2)         0.10%        0.00%       0.20%       0.30%
         ---------------------------------------------------------------------------------
         Conservative Growth Portfolio(2)      0.10         0.00        0.18        0.28
         ---------------------------------------------------------------------------------
         Balanced Portfolio(2)                 0.10         0.00        0.19        0.29
         ---------------------------------------------------------------------------------
         Conservative Balanced Portfolio(2)    0.10         0.00        0.34        0.44
         ---------------------------------------------------------------------------------
         Flexible Income Portfolio(2)          0.10         0.00        0.21        0.31
         ---------------------------------------------------------------------------------
         Equity Income Fund                    0.61         0.25        0.19        1.05
         ---------------------------------------------------------------------------------
         Growth & Income Fund                  0.52         0.25        0.17        0.94
         ---------------------------------------------------------------------------------
         Northwest Fund                        0.60         0.25        0.17        1.02
         ---------------------------------------------------------------------------------
         Growth Fund                           0.85         0.25        0.26        1.36
         ---------------------------------------------------------------------------------
         Mid Cap Stock Fund                    0.75         0.25        0.40        1.40
         ---------------------------------------------------------------------------------
         Small Cap Stock Fund                  0.85         0.25        0.33        1.43
         ---------------------------------------------------------------------------------
         International Growth Fund             0.94         0.25        0.59        1.78
         ---------------------------------------------------------------------------------
         Money Market Fund                     0.45         0.00        0.20        0.65
         ---------------------------------------------------------------------------------

-------------------------------------------  --------------------------------------------------

                                             EXAMPLES: You would pay the following expenses
                                             on a $10,000 investment assuming a 5% annual
                                             return and redemption at the end of each period:
         ----------------------------------  --------------------------------------------------

                                                One         Three         Five           Ten
                                               Year         Years         Years         Years
         ----------------------------------  --------------------------------------------------
         Strategic Growth Portfolio(2)         $31         $97           $169          $381
         ---------------------------------------------------------------------------------
         Conservative Growth Portfolio(2)      29           90           157           356
         ---------------------------------------------------------------------------------
         Balanced Portfolio(2)                 30           93           163           368
         ---------------------------------------------------------------------------------
         Conservative Balanced Portfolio(2)    45          141           246           555
         ---------------------------------------------------------------------------------
         Flexible Income Portfolio(2)          32          100           174           393
         ---------------------------------------------------------------------------------
         Equity Income Fund                   107          334           579          1,283
         ---------------------------------------------------------------------------------
         Growth & Income Fund                  96          300           520          1,155
         ---------------------------------------------------------------------------------
         Northwest Fund                       104          325           563          1,248
         ---------------------------------------------------------------------------------
         Growth Fund                          138          431           745          1,635
         ---------------------------------------------------------------------------------
         Mid Cap Stock Fund                   143          443           766          1,680
         ---------------------------------------------------------------------------------
         Small Cap Stock Fund                 146          452           782          1,713
         ---------------------------------------------------------------------------------
         International Growth Fund            181          560           964          2,095
         ---------------------------------------------------------------------------------
         Money Market Fund                     66          208           362           810
         ---------------------------------------------------------------------------------

    (1) 12b-1 fees represent servicing fees which are paid to the Distributor. See "Distribution Plan"
    (2) Does not include underlying Fund expenses that the Portfolios bear indirectly. Management Fees and Other Expenses have been restated to reflect current fees.
--------------------------------------------------------------------------------

ESTIMATED AGGREGATE PORTFOLIO EXPENSES

The following table sets forth the estimated aggregate expenses of the Portfolios, including expenses of the underlying funds, based upon expenses for each Portfolio shown in the table above and for each underlying fund. These estimates assume a constant allocation by each Portfolio of its assets among the underlying funds identical to the actual allocation of the Portfolio at June 30, 2001. A Portfolio's actual expenses may be higher as a result of changes in the allocation of the Portfolio's assets among the underlying funds, the expenses of the underlying funds, and/or the Portfolio's own expenses.

--------------------------------------------------------------------------------------------------------------------------------
                                                                   EXAMPLES: You would pay the following combined expenses on a
                                                                        $10,000 investment assuming a 5% annual return and
                                                                               redemption at the end of each period.
         -----------------------------------------------------------------------------------------------------------------------
                                                         Total
                                                        Annual
                                                       Combined
                                                       Operating       One            Three           Five             Ten
                                                       Expenses        Year           Years           Years           Years
         -----------------------------------------------------------------------------------------------------------------------
         Strategic Growth Portfolio                      1.17%         $119            $372            $644           $1,420
         Conservative Growth Portfolio                   1.10%          112             350             606            1,340
         Balanced Portfolio                              1.04%          106             331             574            1,271
         Conservative Balanced Portfolio                 1.15%          117             365             633            1,398
         Flexible Income Portfolio                       0.97%           99             309             536            1,190
--------------------------------------------------------------------------------------------------------------------------------

As of June 30, 2001, the Portfolios' assets were allocated among the underlying Funds as follows:

---------------------------------------------------------------------------------------------------------------------------
                                                      Strategic    Conservative                 Conservative    Flexible
                                                       Growth         Growth       Balanced       Balanced       Income
                                                      Portfolio     Portfolio      Portfolio     Portfolio      Portfolio
---------------------------------------------------------------------------------------------------------------------------
  Equity Income Fund                                     10%             9%            8%             5%            3%
  Growth & Income Fund                                   34%            32%           24%            18%           12%
  Northwest Fund                                          9%             8%            6%             4%            2%
  Growth Fund                                            13%            10%            5%             3%            2%
  Mid Cap Stock Fund                                     13%             8%            6%             4%            3%
  Small Cap Stock Fund                                    8%             6%            4%             2%            1%
  International Growth Fund                               8%             5%            4%             2%            0%
  Short Term Income Fund                                  0%             0%            7%             9%           14%
  U.S. Government Securities Fund                         0%             6%           16%            21%           26%
  Income Fund                                             0%            11%           15%            27%           31%
  High Yield Fund                                         5%             5%            5%             5%            6%
---------------------------------------------------------------------------------------------------------------------------

                    DESCRIPTION OF THE PORTFOLIOS AND FUNDS

This section provides a more complete description of the principal investment strategies and risks of each Portfolio and Fund. The "Common Investment Practices" section that follows provides additional information about the principal investment strategies of the Funds and identifies the Portfolios and Funds that may engage in such practices to a significant extent. You can find additional descriptions of the Funds' strategies and risks in the Statement of Additional Information ("SAI"). Except for policies explicitly identified as "fundamental" in this Prospectus or the SAI, the investment objectives and investment policies set forth in this Prospectus and the SAI are not fundamental and may be changed at any time without shareholder consent. Except as otherwise indicated, all policies and limitations are considered at the time of purchase; the sale of securities is not required in the event of a subsequent change in valuation or other circumstances.

STRATEGIC ASSET MANAGEMENT
PORTFOLIOS

The Portfolios offer you the opportunity to pursue a variety of specially constructed asset allocation strategies. The Portfolios are designed for long-term investors seeking total return for tax-advantaged retirement and other long-term investment or savings accounts.

In order to achieve its investment objective, each Portfolio typically allocates its assets, within predetermined percentage ranges, among certain of the funds of WM Variable Trust (and the High Yield Fund), some of which are managed similarly to the Funds described in this Prospectus. Even so, the Portfolios may temporarily exceed one or more of the applicable percentage limits for short periods. The percentages reflect the extent to which each Portfolio will normally invest in the particular market segment represented by each underlying Fund, and the varying degrees of potential investment risk and reward represented by each Portfolio's investments in those market segments and their corresponding Funds. WM Advisors may alter these percentage ranges when it deems appropriate. The assets of each Portfolio will be allocated among the Funds in accordance with its investment objective, WM Advisors' outlook for the economy and the financial markets, and the relative market valuations of the Funds.

The funds in which the Portfolios may invest are not available for direct purchase through the RSIP. Certain of these funds are managed in similar styles to those of the corresponding Funds described in this Prospectus; the remaining funds are also described on the following pages.

In addition, in order to meet liquidity needs or for temporary defensive purposes, each Portfolio may invest directly in stock or bond index futures and options thereon and the following short-term instruments:

- short-term obligations of the U.S. Government, its agencies, instrumentalities, authorities or political subdivisions;

- other short-term debt securities rated A or higher by Moody's or S&P, or if unrated, of comparable quality in the opinion of WM Advisors;

- commercial paper, including master notes;

- bank obligations, including negotiable certificates of deposit, time deposits and bankers' acceptances; and

- repurchase agreements.

At the time a Portfolio invests in any commercial paper, bank obligations or repurchase agreements, the issuer must have outstanding debt rated A or higher by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Index Services ("S&P"); the issuer's parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody's or A-1 by S&P; or, if no such ratings are available, the investment must be of comparable quality in the opinion of WM Advisors. In addition to purchasing shares of the funds, a Portfolio may use futures contracts and options in order to remain effectively fully invested in proportions consistent with the WM Advisors' current asset allocation strategy for the Portfolio. Specifically, each Portfolio may enter into futures contracts and options thereon, provided that the aggregate deposits required on these contracts do not exceed 5% of the Portfolio's total assets. A Portfolio may also use futures contracts and options only for bona fide hedging transactions. Futures contracts and options may be used to reallocate the Portfolio's assets among asset categories while minimizing transaction costs, to maintain cash reserves while simulating full investment, to facilitate trading, to seek higher investment returns, or to simulate full investment when a futures contract is priced attractively or is otherwise considered more advantageous than the underlying security or index. As a fundamental policy, which may not be changed without shareholder approval, each Portfolio will concentrate its investments in shares of the funds.

EQUITY FUNDS

EQUITY INCOME FUND. The Fund invests primarily in dividend-paying common stocks and preferred stocks. The Fund may invest in money market instruments for temporary or defensive purposes. The Fund may invest in fixed-income securities of any maturity, including mortgage-backed securities, U.S. Government securities and asset-backed securities, and may also invest up to 35% of its assets in below investment grade bonds (sometimes called "junk bonds"). The Fund may purchase or sell U.S. Government securities or collateralized mortgage obligations on a "when-issued" or "delayed-delivery" basis in an aggregate of up to 20% of the market value of its total net assets. The Fund may invest up to 25% of its assets in real estate investment trusts, known as "REITs." The Fund may write (sell) covered call options. The Fund may invest up to 25% of its assets in U.S. dollar-denominated securities of foreign issuers.

GROWTH & INCOME FUND. The Growth & Income Fund invests primarily in common stocks. The Fund may also invest in money market instruments for temporary or defensive purposes. The Fund may invest up to 25% of its assets in REITs. The Fund may invest in fixed-income securities of any maturity, including mortgage-backed securities, and may invest up to 35% of its assets in below investment grade fixed-income securities.

NORTHWEST FUND. Under normal circumstances, at least 65% of the Fund's total assets will be invested in the common stocks of companies whose principal executive offices are located in the Northwest states of Alaska, Idaho, Montana, Oregon and Washington.

The Fund is permitted to invest in money market instruments for temporary or defensive purposes. The Fund may invest up to 25% of its assets in REITs.

Because the Fund concentrates its investments in companies located or doing business in the Northwest, the Fund is not intended as a complete investment program, and could be adversely impacted by economic trends within the five-state area.

GROWTH FUND. The Growth Fund invests primarily in common stocks believed to have significant appreciation potential. The Fund also may invest in debt securities, bonds, convertible bonds, preferred stock and convertible preferred stock, including up to 35% of its assets in non-investment-grade debt securities.

The Fund may invest up to 25% of its assets in foreign securities, usually foreign common stocks, and up to 5% of its assets in securities of companies in (or governments of) developing or emerging countries (sometimes referred to as "emerging markets"). The Fund may also engage in certain options transactions, enter into financial futures contracts and related options for the purpose of portfolio hedging and enter into currency forwards or futures contracts and related options for the purpose of currency hedging.

MID CAP STOCK FUND. The Mid Cap Stock Fund invests primarily (normally at least 65% of its assets) in common stocks of companies with market capitalizations in the range represented by companies included in the S&P MidCap 400 Index. The Fund may also invest in money market instruments for temporary or defensive purposes. The Fund may invest up to 25% of its assets in REITs. The Fund may invest in fixed-income securities of any maturity, including mortgage-backed securities, and may invest up to 35% of its assets in below investment grade fixed-income securities.

The Fund may purchase or sell U.S. Government securities or collateralized mortgage obligations on a "when-issued" or "delayed-delivery" basis in an aggregate up to 20% of the market value of its total net assets. The Fund may invest up to 25% of its assets in U.S. dollar-denominated securities of foreign issuers.

SMALL CAP STOCK FUND. The Small Cap Stock Fund invests primarily in equity securities of companies with market capitalization of less than $1.4 billion at the time of purchase. In addition to common stock, the Fund's equity securities may include convertible bonds, convertible preferred stock and warrants to purchase common stock. The Fund may also invest in money market instruments for temporary or defensive purposes. The Fund may invest up to 25% of its assets in securities of foreign issuers and up to 5% of its assets in securities of issuers located in developing or emerging countries. The Fund may invest up to 35% of its assets in non-investment-grade debt securities ("junk bonds") if the Advisor believes that doing so will be consistent with the goal of capital appreciation.

INTERNATIONAL GROWTH FUND. The International Growth Fund invests primarily in equity securities of issuers located in foreign countries that the Fund's sub-advisor believes present attractive investment opportunities. Criteria for determining the appropriate distribution of investments among various countries and regions include prospects for relative economic growth, expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships and the range of investment opportunities available to international investors. The relative strength or weakness of a particular country's currency or economy may dictate whether securities of issuers located in such country will be purchased or sold. The Fund may invest without limit in the securities of issuers located in any one country (except as provided below with respect to emerging markets countries). The Fund will emphasize established companies, although it may invest in companies of varying sizes as measured by assets, sales and capitalization.

The Fund invests in common stock and may invest in other securities with equity characteristics, such as trust or limited partnership interests, preferred stock, rights and warrants. The Fund may also invest in convertible securities. The Fund invests in securities listed on foreign or domestic securities exchanges and securities traded in foreign or domestic over-the-counter markets, and may invest in restricted or unlisted securities.

The Fund intends to stay fully invested in the securities described above to the extent practical. Fund assets may be invested in short-term debt instruments to meet anticipated day-to-day operating expenses, and for temporary defensive purposes. In addition, when the Fund experiences large cash inflows, it may hold short-term investments until desirable equity securities become available. These short-term instruments are generally rated A or higher by Moody's or S&P, or, if unrated, of comparable quality in the opinion of the Fund's sub-advisor.

The Fund may invest up to 30% of its assets in the securities of companies in or governments of developing or emerging markets, provided that no more than 5% of the Fund's total assets are invested in any one emerging markets country. For temporary defensive purposes, the Fund may invest a major portion of its assets in securities of U.S. issuers. Furthermore, the Fund may invest up to 5% of its total assets in investment grade corporate debt securities having maturities longer than one year, including Euro-currency instruments and securities.

FIXED-INCOME FUNDS

THESE FUNDS ARE ELIGIBLE INVESTMENTS FOR THE PORTFOLIOS BUT ARE NOT AVAILABLE FOR DIRECT PURCHASE THROUGH THE RSIP.

SHORT TERM INCOME FUND. The Short Term Income Fund maintains a weighted average duration of three years or less and a weighted average maturity of five years or less. Duration is a measure that relates the price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity of the present value of future cash flows, including coupon payments and principal repayments. Thus, duration involves WM Advisors' judgment with respect to both interest rates and expected cash flows.

The Fund will invest substantially all of its assets in debt securities that, at the time of purchase, are rated in one of the top four rating categories by one or more NRSROs or, if unrated, are judged to be of comparable quality by the Advisor ("investment grade" securities). All debt securities purchased by the Fund will be investment grade at the time of purchase.

The Fund may invest in obligations issued or guaranteed by domestic and foreign governments and government agencies and instrumentalities and in high-grade corporate debt obligations, such as bonds, debentures, notes, equipment lease and trust certificates, mortgage-backed securities, collateralized mortgage obligations and asset-backed securities.

The Fund may invest up to 10% of its assets in foreign fixed-income securities, primarily bonds of foreign governments or their political subdivisions, foreign companies and supranational organizations, including non-U.S. dollar-denominated securities and U.S. dollar-denominated debt securities issued by foreign issuers and foreign branches of U.S. banks. Investment in foreign securities is subject to special risks. The Fund may invest up to 5% of its assets in preferred stock. The Fund may engage in certain options transactions, enter into financial futures contracts and related options for the purpose of portfolio hedging and enter into currency forwards or futures contracts and related options for the purpose of currency hedging. The Fund may invest in certain illiquid investments, such as privately placed obliga-tions, including restricted securities. The Fund may invest up to 10% of its assets in securities of unaffiliated mutual funds. The Fund may borrow money or enter into reverse repurchase agreements or dollar roll transactions in the aggregate up to 33 1/3% of its total assets. The Fund may invest up to 25% of its total assets in asset-backed securities, which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of similar assets.

U.S. GOVERNMENT SECURITIES FUND. The U.S. Government Securities Fund invests primarily in a selection of obligations of the U.S. Government and its agencies. The Fund may also invest in collateralized mortgage obligations or repurchase agreements which are secured by those types of obligations. It is a fundamental policy of the Fund to invest only in U.S. Government securities, including mortgage-backed securities and collateralized mortgage obligations and repurchase agreements which are secured by U.S. Government securities. The Fund may borrow up to 5% of its total net assets for emergency, non-investment purposes. The Fund may also enter into dollar roll transactions.

INCOME FUND.  The Income Fund invests most of its assets in:

- debt and convertible debt securities;

- U.S. Government securities, including mortgage-backed securities issued by the Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), and Federal Home Loan Mortgage Corporation ("FHLMC") or similar government agencies;

- commercial mortgage-backed securities;

- obligations of U.S. banks that belong to the Federal Reserve System;

- preferred stocks and convertible preferred stocks;

- the highest grade commercial paper as rated by S&P or Moody's; and

- deposits in U.S. banks.

The Fund may also invest in securities denominated in foreign currencies and receive interest, dividends and sale proceeds in foreign currencies. The Fund may engage in foreign currency exchange transactions for hedging purposes in connection with the purchase and sale of foreign securities or to protect against changes in the value of specific securities held by the Fund and may purchase and sell currencies on a spot (i.e., cash) basis, enter into forward contracts to purchase or sell foreign currencies at a future date, and buy and sell foreign currency futures contracts. The Fund may borrow up to 5% of its total net assets for emergency, non-investment purposes, and may enter into dollar roll transactions. The Fund may purchase securities of issuers which deal in real estate or securities which are secured by interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein. The Fund may also purchase and sell interest rate futures and options. The Fund may invest up to 35% of its assets in lower-rated fixed-income securities (sometimes called "junk bonds").

HIGH YIELD FUND. The High Yield Fund invests, under normal market conditions, at least 65% of its assets in a diversified portfolio of fixed income securities (including debt securities, convertible securities and preferred stocks) rated lower than BBB by S&P or Baa by Moody's or of equivalent quality as determined by the Advisor. The remainder of the Fund's assets may be invested in any other securities the Advisor believes are consistent with the Fund's objective, including higher rated fixed-income securities, common stocks and other equity securities. The Fund may also invest in securities of foreign issuers including those located in developing or emerging countries, and engage in hedging strategies involving options.

MONEY MARKET FUND

The Money Market Fund invests only in U.S. dollar-denominated short-term, money market securities. The Fund will only purchase obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or securities that are, or have issuers that are,

- rated by at least two NRSROs, such as S&P or Moody's, in one of the two highest rating categories for short-term debt securities,

- rated in one of the two highest categories for short-term debt by the only NRSRO that has issued a rating, or

- if not so rated, are determined to be of comparable quality.

A description of the rating systems of S&P and Moody's is contained in Appendix A to this Prospectus and in the SAI. At the time of investment, no security purchased by the Fund (except U.S. Government securities subject to repurchase agreements and variable rate demand notes) will have a maturity exceeding 397 days, and the Fund's average portfolio maturity will not exceed 90 days. The Fund will attempt to maintain a stable net asset value ("NAV") of $1.00, but there can be no assurance that the Fund will be able to do so.

To accomplish its objective, the Money Market Fund invests solely in money market instruments that are selected from the following six general categories:

- U.S. Government securities;

- short-term commercial notes (including asset-backed securities) issued directly by U.S. and foreign businesses, banking institutions, financial institutions (including brokerage, finance and insurance companies) and state and local governments and municipalities to finance short-term cash needs;

- obligations of U.S. and foreign banks with assets of more than $500 million;

- securities issued by foreign governments, their agencies or instrumentalities or by supranational entities;

- short-term corporate obligations rated in one of the two highest rating categories by Moody's or S&P; and

- repurchase agreements.

COMMON INVESTMENT PRACTICES

The next several pages contain more detailed information about types of securities in which the Portfolios and Funds may invest (including, for this section only, the underlying funds in which the Portfolios may invest), and strategies which the Advisor or the respective sub-advisor may employ in pursuit of that Fund's investment objective. This section includes a summary of risks and restrictions associated with these securities and investment practices. For more information regarding common investment practices, see the SAIs.

BORROWING. The Funds may borrow money from banks solely for temporary or emergency purposes, subject to various limitations. If a Fund borrows money, its share price and yield may be subject to greater fluctuation until the borrowing is paid off. For the Growth, Mid Cap Stock, Small Cap Stock, International Growth and Short Term Income Funds, and for the Portfolios, such borrowings may not exceed 30% of total assets. The Equity Income, Growth & Income, Northwest, Mid Cap Stock, U.S. Government Securities, Income, High Yield and Money Market Funds may borrow up to 5% of their total assets for emergency, non-investment purposes. In addition, the Money Market Fund may borrow up to 33 1/3% of its total assets to meet redemption requests. Each of the foregoing percentage limitations on borrowings is a fundamental policy of the respective Portfolios and Funds.

The Short Term Income, U.S. Government Securities and Income Funds may enter into DOLLAR ROLLS. A Fund enters into a DOLLAR ROLL by selling securities for delivery in the current month and simultaneously contracting to repurchase, typically in 30 or 60 days, substantially similar (same type, coupon and maturity) securities on a specified future date. This may be considered borrowing from the counterparty and may produce similar leveraging effects. The proceeds of the initial sale of securities in the dollar roll transactions, for example, may be used to purchase long-term securities which will be held during the roll period. To the extent that the proceeds of the initial sale of securities are invested, the Fund will be subject to market risk on those securities as well as similar risk with respect to the securities the Fund is required to repurchase.

Each of the Growth, Mid Cap Stock, Small Cap Stock, International Growth and Short Term Income Funds may engage in REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price of the securities and, if the proceeds from the reverse repurchase agreement are invested in securities, that the market value of the securities bought may decline at the same time there is a decline in the market value of the securities sold (and required to be repurchased).

FIXED-INCOME SECURITIES. The market value of fixed-income securities held by a Fund and, consequently, the value of the Fund's shares can be expected to vary inversely to changes in prevailing interest rates. You should recognize that, in periods of declining interest rates, the Fund's yield will tend to be somewhat higher than prevailing market rates and, in periods of rising interest rates, the Fund's yield will tend to be somewhat lower. Also, when interest rates are falling, any net inflow of money to the Fund will likely be invested in instruments producing lower yields than the balance of its assets, thereby reducing current yield. In periods of rising interest rates, the opposite can be expected to occur. The prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. In addition, obligations purchased by a Fund may be subject to the risk of default. Fixed-Income securities rated in the lower end of the investment-grade category (Baa or BBB) and lower-rated securities may have speculative characteristics and may be more sensitive to economic changes and changes in the financial condition of their issuers.

The fixed-income securities in which the Funds may invest include ZERO-COUPON SECURITIES, which make no payments of interest or principal until maturity. Because these securities avoid the need to make current interest payments, they may involve greater credit risks than other fixed-income securities.

FLOATING RATE, INVERSE FLOATING RATE AND VARIABLE RATE INVESTMENTS. The Equity Income and Growth & Income Funds and Fixed-Income Funds may purchase floating rate, inverse floating rate and variable rate obligations, including participation interests therein and assignments thereof.

The Money Market Fund may purchase floating rate and variable rate obligations, including participation interests therein.

The Fixed-Income Funds may purchase mortgage-backed securities that are floating rate, inverse floating rate and variable rate obligations. Although variable rate demand notes are frequently not rated by credit rating agencies, a Fund may purchase unrated notes that are determined by the Advisor or the Fund's sub-advisor to be of comparable quality at the time of purchase to rated instruments that may be purchased by the Fund. The absence of an active secondary market could make it difficult for a Fund to dispose of these securities in the event the issuer of the note were to default on its payment obligations, and the Fund could, for this or other reasons, suffer a loss as a result of the default.

Each Fund may also invest in securities representing interests in tax-exempt securities, known as inverse floating obligations or "residual interest bonds," which pay interest rates that vary inversely with changes in the interest rates of specified short-term tax-exempt securities or an index of short-term tax-exempt securities. The interest rates on inverse floating-rate obligations or residual interest bonds will typically decline as short-term market interest rates increase and increase as short-term market rates decline. These securities have the effect of providing a degree of investment leverage. They will generally respond to changes in market interest rates more rapidly than fixed-rate long-term securities (typically twice as fast). As a result, the market values of inverse floating-rate obligations and residual interest bonds will generally be more volatile than the market values of fixed-rate tax-exempt securities.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS AND CURRENCY MANAGEMENT. The Equity Funds and Fixed-Income Funds (with the exception of the Equity Income, Growth & Income, Northwest and U.S. Government Securities Funds) may, subject to the investment limitations stated elsewhere in this Prospectus and the SAI, engage in foreign currency exchange transactions. Funds that buy and sell securities denominated in currencies other than the U.S. dollar, and receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. These Funds either enter into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or use forward contracts to purchase or sell foreign currencies.

These Funds also may enter into foreign currency hedging transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated portfolio position. These transactions tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain. In addition, when the Advisor or a Fund's sub-advisor believes that the currency of a specific country may deteriorate against another currency, it may enter into a forward contract to sell the less attractive currency and buy the more attractive one. The amount in question could be less than or equal to the value of the Fund's securities denominated in the less attractive currency. The Fund may also enter into a forward contract to sell a currency which is linked to a currency or currencies in which some or all of the Fund's portfolio securities are or could be denominated, and to buy U.S. dollars. These practices are referred to as "cross hedging" and "proxy hedging."

Forward currency exchange contracts are agreements to exchange one currency for another -- for example, to exchange a certain amount of U.S. dollars for a certain amount of Japanese yen -- at a future date and specified price. Because there is a risk of loss to the Fund if the other party does not complete the transaction, the Advisor or the Fund's sub-advisor will enter into forward currency exchange contracts only with parties approved by the Trusts' Board of Trustees or persons acting pursuant to their direction.

Each of the Funds other than the Money Market, Equity Income, Growth & Income, Northwest and U.S. Government Securities Funds may invest in securities which are indexed to certain specific foreign currency exchange rates. These securities expose the Funds to the risk of significant changes in rates of exchange between the U.S. dollar and any foreign currency to which an exchange rate-related security is linked. In addition, there is no assurance that sufficient trading interest to create a liquid secondary market will exist for a particular exchange rate-related security due to conditions in the debt and foreign currency markets. Illiquidity in the forward foreign exchange market and the high volatility of the foreign exchange market may from time to time combine to make it difficult to sell an exchange rate-related security prior to maturity without incurring a significant loss.

While the foregoing actions are intended to protect the Fund from adverse currency movements, there is a risk that currency movements involved will not be properly anticipated, and there can be no assurance that such transactions will be available or that the Funds will use such transactions even if they are available. Use of currency hedging techniques may also be limited by the need to protect the status of the Fund as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code").

FOREIGN INVESTMENTS. The Equity Income, Small Cap Stock, Growth & Income, Northwest and Money Market Funds may invest in securities of foreign issuers if such securities are denominated in U.S. dollars. The Growth, Mid Cap Stock, Small Cap Stock, International Growth, Short Term Income, Income and High Yield Funds may invest in both U.S. dollar denominated and non-U.S. dollar denominated foreign securities. There are certain risks involved in investing in foreign securities, including those resulting from

- fluctuations in currency exchange rates,

- devaluation of currencies,

- future political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions,

- reduced availability of public information concerning issuers, and

- the fact that foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic companies.

Moreover, securities of many foreign companies may be less liquid and their prices more volatile than those of securities of comparable domestic companies. In addition, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Funds, including the withholding of dividends. The risks associated with foreign securities are generally greater for securities of issuers in emerging markets.

In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains well below that of the New York Stock Exchange. Accordingly, the Funds' foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect portfolio liquidity. In buying and selling securities on foreign exchanges, the Funds normally pay fixed commissions that are generally higher than the negoti-ated commissions charged in the United States. In addition, there is generally less governmental supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States. Foreign securities generally are denominated and pay dividends or interest in foreign currencies, and the value of the Funds' net assets as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates.

The Equity Funds and the Short Term Income, Income and High Yield Funds may invest in securities of foreign issuers directly or in the form of AMERICAN DEPOSITARY RECEIPTS ("ADRS"), EUROPEAN DEPOSITARY RECEIPTS ("EDRS"), GLOBAL DEPOSITARY RECEIPTS ("GDRS") or other similar securities representing securities of foreign issuers. These securities may not be denominated in the same currency as the securities they represent. ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying foreign securities. EDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are receipts issued by a European financial institution evidencing a similar arrangement. Generally, ADRs, in registered form, are designed for use in the United States securities markets, and EDRs, in bearer form, are designed for use in European securities markets.

GEOGRAPHIC CONCENTRATION. Potential investors in the Northwest Fund should consider the possibly greater risk arising from the geographic concentration of their investments.

HOLDINGS IN OTHER INVESTMENT COMPANIES. When the Advisor or a Fund's sub-advisor believes that it would be beneficial to the Fund, each of the Growth, Mid Cap Stock, Small Cap Stock, International Growth and Short Term Income Funds may invest up to 10% of its assets in securities of mutual funds that are not affiliated with the Advisor or the Fund's sub-advisor. As a shareholder in any such mutual fund, the Fund will bear its ratable share of the mutual fund's expenses, including management fees, and will remain subject to the Fund's advisory and administration fees with respect to the assets so invested. In addition, the Growth Fund may invest Fund assets in money market funds affiliated with Janus (its sub-advisor), provided that Janus remits to the Fund the amount of any investment advisory and administrative services fees paid to Janus as the investment manager of the money market fund.

ILLIQUID SECURITIES AND RESTRICTED SECURITIES. Up to 10% of the net assets of the Money Market Fund and up to 15% of the net assets of every other Fund may be invested in securities that are not readily marketable. Such illiquid securities may include:

- repurchase agreements with maturities greater than seven days;

- time deposits maturing in more than seven calendar days;

- to the extent a liquid secondary market does not exist for the instruments, futures contracts and options thereon;

- certain over-the-counter options, as described in the SAI;

- certain variable rate demand notes having a demand period of more than seven days; and

- securities which are restricted under federal securities laws with respect to disposition (excluding certain Rule 144A securities, as described below).

Securities which may be resold pursuant to Rule 144A under the Securities Act of 1933, as amended, will not be included for the purposes of these restrictions, so long as such securities meet liquidity guidelines established by the Portfolios' and Funds' Board of Trustees.

Each of the Funds may purchase RESTRICTED SECURITIES (provided such securities are, in the case of the Equity Income, Growth & Income, Northwest, U.S. Government Securities, Income and Money Market Funds eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended). Although recent and ongoing developments in the securities markets have resulted in greater trading of restricted securities, making restricted securities, in many instances, more liquid than they once were considered to be, investing in restricted securities could increase the level of illiquidity of the portfolio securities of a Fund. This could make it more difficult for a Fund to fulfill shareholder redemption orders on a timely basis. If a Fund were required to sell these securities on short notice, it might be unable to obtain fair market value.

LENDING OF SECURITIES. Certain of the Funds may lend portfolio securities to brokers and other financial organizations. The Growth, Small Cap Stock, International Growth and Short Term Income Funds each may lend portfolio securities up to 20% of total assets.

The Equity Income, Growth & Income, Northwest, Mid Cap Stock, U.S. Government Securities, Income, High Yield and Money Market Funds may lend portfolio securities up to 33% of total assets. These transactions involve a risk of loss to the Fund if the counterparty should fail to return such securities to the Fund upon demand.

LOWER-RATED SECURITIES. The Equity Income, Growth, Growth & Income, Northwest, Mid Cap Stock, Small Cap Stock and Income Funds may each invest up to 35% of their total assets in non-investment grade debt securities, sometimes referred to as "junk bonds." The High Yield Fund may invest all of its assets in these securities, and will generally invest at least 65% of its assets in them.

Non-investment-grade debt securities usually entail greater risk (including the possibility of default or bankruptcy of the issuers), generally involve greater price volatility and risk of principal and income, and may be less liquid than higher-rated securities. Both price volatility and illiquidity may make it difficult for a Fund to value or to sell certain of these securities under certain market conditions. These securities are often considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness. The market prices of these securities may fluctuate more than higher-rated securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates. For further information, see Appendix A to this Prospectus.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. The Equity Income, Growth & Income, Mid Cap Stock, Small Cap Stock, International Growth, Short Term Income, U.S. Government Securities and Income Funds may invest in GOVERNMENT MORTGAGE-BACKED SECURITIES issued or guaranteed by GNMA, FNMA or FHLMC.

To the extent that a Fund purchases mortgage-backed securities at a premium, mortgage foreclosures and payments and prepayments of principal (which may be made at any time without penalty) will tend to result in the loss of that premium. The yield of a Fund may be affected by reinvestment of prepayments at higher or lower rates than the original investment. In addition, like other debt securities, the value of mortgage-backed securities will generally fluctuate in response to market interest rates.

The U.S. Government guarantees the timely payment of interest and principal for GNMA certificates. However, the guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of the Fund's shares.

Government stripped mortgage-based securities represent beneficial ownership interests in either principal distributions (principal-only securities or "PO strips") or interest distributions (interest-only securities or "IO strips") from government mortgage-backed securities. Investing in government stripped mortgage-backed securities involves the risks normally associated with investing in mortgage-backed securities issued by government entities. In addition, the yields on PO and IO strips are extremely sensitive to prepayments on the underlying mortgage loans. If a decline in the level of prevailing interest rates results in a higher than anticipated rate of principal prepayment, distributions of principal will be accelerated, thereby reducing the yield to maturity on IO strips and increasing the yield to maturity on PO strips. Conversely, if an increase in the level of prevailing interest rates results in a rate of principal prepayments lower than anticipated, distributions of principal will be deferred, thereby increasing the yield to maturity on IO strips and decreasing the yield to maturity on PO strips. Sufficiently high prepayment rates could result in the Fund losing some or all of its initial investment in an IO strip. The Funds will acquire government stripped mortgage-backed securities only if a liquid secondary market for the securities exists at the time of acquisition. However, there can be no assurance that the Funds will be able to effect a trade of a government stripped mortgage-backed security at a time when it wishes to do so.

In addition, the Equity Income, Growth & Income, Mid Cap Stock, Short Term Income and Income Funds may invest in commercial mortgage-backed securities, which are similar to government mortgage-backed securities, except that they are not issued or guaranteed by governmental entities. Commercial mortgage-backed securities include collateralized mortgage obligations and real estate mortgage investment conduits ("REMICs"). While commercial mortgage-backed securities are generally structured with one or more types of credit enhancement, and often have high credit ratings, they lack the credit status of a governmental agency or instrumentality.

The Equity Income, Mid Cap Stock, Small Cap Stock, Short Term Income, Income, High Yield and Money Market Funds may purchase ASSET-BACKED SECURITIES. These Funds will not invest more than 10% of their total assets in asset-backed securities, except that the Short Term Income Fund may invest up to 25% of its total assets in such securities. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, including home equity loans, and receivables from credit card agreements. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.

REAL ESTATE INVESTMENT TRUSTS. The Equity Income, Growth & Income, Northwest, Small Cap Stock, Growth, Mid Cap Stock, Income and High Yield Funds may invest in real estate investment trusts, known as "REITs." REITs involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds or extended vacancies of property). Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, risks of default by borrowers, and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code, and failing to maintain their exemptions from registration under the 1940 Act.

Investment in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities.

REPURCHASE AGREEMENTS. All of the Funds may invest in repurchase agreements, which are purchases of underlying debt obligations from financial institutions, such as banks and broker-dealers, subject to the seller's agreement to repurchase the obligations at an established time and price. Repurchase agreements can be regarded as loans to the seller, collateralized by the securities that are the subject of the agreement. Default by the seller would expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations. In addition, if bankruptcy proceedings are commenced with respect to the seller of the obligations, the Fund may be delayed or limited in its ability to sell the collateral. Pursuant to an exemptive order granted by the SEC, the Funds may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in repurchase agreements or other money market instruments, and the proceeds are allocated to the participating funds on a pro rata basis.

STRATEGIC TRANSACTIONS. Subject to the investment limitations and restrictions stated elsewhere in this Prospectus and the SAI, each Portfolio and Fund, except the Money Market Fund, may utilize various investment strategies as described below to hedge various market risks, to manage the effective maturity or duration of fixed-income securities or for other bona fide hedging purposes. Utilizing these investment strategies, the Portfolio or Fund may purchase and sell, exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other financial instruments. It may also purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures. The Funds may write (sell) covered call options as well. A call option is "covered" if the Fund owns the security underlying the option it has written or it maintains enough cash, cash equivalents or liquid securities to purchase the underlying security. All the above are collectively referred to as "Strategic Transactions."

Strategic Transactions may be used

- to attempt to protect against possible changes in the market value of securities held in, or to be purchased for, the Fund's portfolio resulting from securities markets or currency exchange rate fluctuations,

- to protect the Fund's unrealized gains in the value of its portfolio securities,

- to facilitate the sale of such securities for investment purposes,

- to manage the effective maturity or duration of the Fund's portfolio, or

- to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities.

Some Strategic Transactions may also be used to seek potentially higher returns. Any or all of these investment techniques may be used at any time, as the use of any Strategic Transaction is a function of numerous variables including market conditions.

The use of Strategic Transactions involves special considerations and risks; for example,

- the ability of the Fund to utilize Strategic Transactions successfully will depend on the ability of the Advisor or the sub-advisor to predict pertinent market movements,

- the risk that the other party to a Strategic Transaction will fail to meet its obligations to the Fund,

- the risk that the Fund will be unable to close out a Strategic Transaction at a time when it would otherwise do so, due to the illiquidity of the Strategic Transaction, and

- the risk of imperfect correlation, or even no correlation, between price movements of Strategic Transactions and price movements of the related portfolio positions.

Strategic Transactions can reduce opportunity for gain by offsetting the positive effect of favorable price movements in the related portfolio positions.

U.S. GOVERNMENT SECURITIES. All of the Funds may invest in U.S. Government securities, which include direct obligations of the U.S. Treasury (such as U.S. Treasury bills, notes and bonds) and obligations issued or guaranteed by U.S. Government agencies or instrumentalities. Some obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government are backed by the full faith and credit of the U.S. Government (such as GNMA bonds), others are backed only by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks) and still others are backed only by the credit of the instrumentality (such as FNMA and FHLMC bonds). Certain of these obligations may receive ratings that are lower than the AAA rating typically associated with obligations of the U.S. Treasury, reflecting increased credit risk.

WHEN-ISSUED SECURITIES, FORWARD COMMITMENTS AND DELAYED-DELIVERY
TRANSACTIONS. In order to secure yields or prices deemed advantageous at the time, the Funds may purchase or sell securities on a when-issued or a delayed-delivery basis. Due to fluctuations in the value of securities purchased on a when-issued or a delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the securities are actually delivered to the Fund. Similarly, the sale of securities for delayed-delivery can involve the risk that the prices available in the market when delivery is made may actually be higher than those obtained in the transaction itself.

PORTFOLIO TRANSACTIONS AND TURNOVER. Each Portfolio's or Fund's turnover rate varies from year to year, depending on market conditions and investment strategies. High turnover rates increase transaction costs and may increase taxable capital gains. Historical portfolio turnover rates are shown under "Financial Highlights" in this Prospectus. The Advisor and the sub-advisors will not consider a Portfolio's or Fund's portfolio turnover rate to be a limiting factor in making investment decisions consistent with the Portfolio's or Fund's investment objectives and policies.

INVESTING IN THE PORTFOLIOS AND FUNDS

This Prospectus describes shares of the Portfolios and Funds available for purchase by the Washington Mutual Retirement Savings and Investment Plan. Individual participants should refer to the investing instructions information as provided by WM Employee Benefits. Shares of the Portfolios and Funds are sold in a continuous offering at net asset value without sales or redemption charges. For each day on which a Portfolio's or Fund's net asset value is calculated, the RSIP transmits any orders to purchase or redeem shares to the Portfolios and Funds based on instructions from RSIP participants. Purchases and redemptions are affected at the net asset value next determined after receipt of a properly completed purchase or redemption order. Each Portfolio and Fund reserves the right to suspend the offering of shares at any time. The tax consequences for a participant investing in the Portfolios and Funds are dependent on rules pertaining to the RSIP.

DISTRIBUTION PLAN

Each of the Funds has adopted a distribution plan, pursuant to Rule 12b-1 under the 1940 Act, applicable to Class A shares of the Fund (a "Rule 12b-1 Plan"). Under the Rule 12b-1 Plan, WM Funds Distributor, Inc., referred to as the Distributor in this Prospectus, receives a service fee at an annual rate of 0.25% of the average daily net assets of the class.

The Distributor may, from time to time, pay to other dealers, in connection with retail sales or the distribution of shares of a Portfolio or Fund, material compensation in the form of merchandise or trips. Salespersons, including representatives of WM Financial Services, Inc. (a subsidiary of Washington Mutual), and any other person entitled to receive any compensation for selling or servicing Portfolio or Fund shares may receive different compensation with respect to one particular class of shares over another, and may receive additional compensation or other incentives for selling Portfolio or Fund shares.

DISTRIBUTION OF INCOME AND CAPITAL GAINS

The Portfolios and Funds distribute dividends from net investment income (which is essentially interest and dividends earned from owning securities, minus expenses). They also make capital gain distributions if realized gains from the sale of securities exceed realized losses. The amount of dividends of net investment income and distributions of net realized long- and short-term capital gains payable to shareholders will be determined separately for each Portfolio or Fund. Dividends from the net investment income of the Money Market Fund will normally be declared daily and paid monthly. Dividends from the net investment income of the Equity Income and Growth & Income Funds will normally be declared and paid quarterly. Dividends from the net investment income of the Growth Fund will normally be declared and paid semiannually. Dividends from the net investment income of the Portfolios and the Northwest, Mid Cap Stock, Small Cap Stock and International Growth Funds will normally be declared and paid annually. Each of the Portfolios and Funds normally pays capital gain distributions, if any, in June and December, respectively. Each of the Portfolios and Funds reserves the right to declare and pay dividends less frequently than as disclosed above, provided that net realized capital gains and net investment income, if any, are paid at least annually.

All dividends and capital gain distributions attributable to shares owned through the RSIP are reinvested into additional shares of the respective Portfolio or Fund at no charge at the closing NAV on the day dividends or distributions are deducted from the Portfolio's or Fund's assets.

HOW NAV IS DETERMINED

Investment securities and other assets are valued primarily on the basis of market quotations or, if quotations are not readily available, by a method that the Board of Trustees believes accurately reflects fair value. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the Funds' NAV. Because foreign markets may be open at different times than the New York Stock Exchange, the value of the Funds' shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of the Funds' foreign investments occur between the closed foreign markets and the close of regular trading on the New York Stock Exchange, those investments may be valued at their fair value. The NAVs are determined at the end of each business day of the New York Stock Exchange or at 1:00 p.m. Pacific time, whichever is earlier.

ADVISOR AND SUB-ADVISORS

The Portfolios and Funds are managed by WM Advisors, Inc., which is referred to as the Advisor in this Prospectus. The Advisor's address is 1201 Third Avenue, 22nd Floor, Seattle, Washington 98101. The Advisor has delegated portfolio management responsibilities for the Growth and International Growth Funds to sub-advisors. Each Portfolio and Fund may, to the extent permitted under the 1940 Act, place portfolio transactions with (and pay brokerage commissions to) affiliates of the Advisor and the sub-advisors to the Funds indicated below. For more information see the SAI.

The Advisor has been in the business of investment management since 1944. Its responsibilities include formulating each Portfolio's and Fund's investment policies (subject to the terms of this Prospectus), analyzing economic trends, directing and evaluating the investment services provided by the sub-advisors and monitoring each Portfolio's or Fund's investment performance and reporting to the Board of Trustees, as well as providing certain administrative services to the Portfolios and Funds. In connection with its service as investment advisor to each Portfolio and Fund, the Advisor may engage one or more sub-advisors to provide investment advisory services to any of the Portfolios or Funds and may change or eliminate any such sub-advisor if it deems such action to be in the best interests of a Portfolio or Fund and its shareholders. Where the Advisor has not delegated such duties to a sub-advisor, it is responsible for managing the investment and reinvestment of the Portfolio's or Fund's assets. The Advisor is an indirect wholly owned subsidiary of Washington Mutual, Inc. ("Washington Mutual"), a publicly owned financial services company.

The following organizations, under the supervision of the Advisor, act as sub-advisors to the Funds indicated below, and are responsible for continuously reviewing, supervising and administering such Funds' respective investment programs:

JANUS, 100 Fillmore Street, Denver, Colorado 80206, acts as sub-advisor to the Growth Fund. Janus is an indirectly majority owned subsidiary of Stilwell Financial, Inc., a publicly traded holding company with principal operations in financial asset management businesses. Janus has been providing investment advice to mutual funds or other large institutional clients since 1970. As of December 31, 2000, Janus' assets under management were in excess of $250 billion.

CAPITAL GUARDIAN TRUST COMPANY, 333 South Hope Street, Los Angeles, CA 90071, acts as sub-advisor to the International Growth Fund. Capital Guardian is a wholly-owned subsidiary of Capital Group International, Inc. ("CGI"), which is in turn owned by The Capital Group Companies, Inc. ("CGC"). CGC is also the parent company of several other subsidiaries, all of which directly or indirectly provide investment management services. CGC maintains investment management relationships with several other organizations around the world. Capital Guardian had aggregate assets under management of approximately $121 billion as of December 31, 2000.

INDIVIDUAL FUND MANAGERS

Randall L. Yoakum, CFA, Senior Vice President and Chief Investment Officer of the Advisor, and Stephen Q. Spencer, CFA, First Vice President and Senior Portfolio Manager of the Advisor, have been primarily responsible for the day-to-day management of the Growth & Income Fund since January 2000. Mr. Spencer has been primarily responsible for the day-to-day management of the Mid Cap Stock Fund since March 2001, and previously had co-managed the Fund with Mr. Yoakum since the Fund's inception. Mr. Yoakum also leads a team of investment professionals in managing each of the Portfolios and has done so since January 2000. Prior to assuming these duties, Mr. Yoakum was Chief Investment Officer for D.A. Davidson & Co. (DADCO) for 2 years. From September 1994 until he joined DADCO, Mr. Yoakum was the Senior Vice President and Managing Director of Portfolio Management for Boatmen's Trust Company, and, prior to that, Mr. Yoakum was Senior Vice President and Chief Equity Officer for Composite Research & Management Co. (the predecessor to WM Advisors, Inc.) for 8 years. Mr. Spencer has been employed by the Advisor since September 1999. Prior to that, Mr. Spencer was a Portfolio Manager and Senior Equity Analyst for Smoot, Miller, Cheney and Co. since 1985. Richard E. Helm, CFA, Vice President and Senior Portfolio Manager of the Advisor, has been primarily responsible for the day-to-day management of the Equity Income Fund since March 2001. From 1999 to 2001, Mr. Helm was Vice President and Senior Portfolio Manager of Northwestern Trust and Investors Advisory Company. Mr. Helm was Vice President, Director and Portfolio Manager of TD Asset Management Inc. from 1997 to 1999. Prior to that, Mr. Helm worked for several years for Morgan Stanley Asset Management and its affiliates, including serving as a Portfolio Manager and Analyst. The Northwest Fund has been managed by a team of investment professionals led by Randall L. Yoakum since May 2001. Linda C. Walk, CFA, is Vice President and Senior Portfolio Manager of the Advisor and has been primarily responsible for the day-to-day management of the Small Cap Stock Fund since January 2000. She co-managed the Fund from March 1998 to January 2000. Prior to 1997, Ms. Walk was a Portfolio Manager at Laird Norton Trust Company since 1996. Gary J. Pokrzywinski, CFA, First Vice President and Senior Portfolio Manager of the Advisor, is primarily responsible for the day-to-day man-agement of the High Yield and Income Funds. He has managed these Funds since March 1998 and 1992, respectively, and has been employed by the Advisor since 1992. Craig V. Sosey, Vice President and Senior Portfolio Manager of the Advisor, has been primarily responsible for the day-to-day management of the U.S. Government Securities and Short Term Income Funds since November 1998 and January 2000, respectively. He has been employed by the Advisor since May 1998. Prior to that, he was the Assistant Treasurer of California Federal Bank, where he worked for over eight years. Audrey S. Quaye, CFA, CPA, Vice President and Portfolio Manager of the Advisor, is primarily responsible for the day-to-day management of the Money Market Fund. She has managed the Fund since March 1998, respectively, and has been employed by the Advisor since 1996.

Warren B. Lammert, CFA, has had primary responsibility for the day-to-day management of the Growth Fund since its inception. Mr. Lammert is a Vice President of Janus. Mr. Lammert joined Janus in 1987, and his duties at Janus include the management of separate equity accounts.

Capital Guardian has been sub-advisor since June 1999 for the International Growth Fund. Capital Guardian employs a team of portfolio managers each of whom has primary responsibility for the day-to-day management of that portion of the Fund assigned to him or her. They are: David I. Fisher, Harmut Giesecke, Arthur
J. Gromadzki, Richard N. Havas, Nancy J. Kyle, Christopher A. Reed, Robert Ronus, Lionel M. Sauvage, Nilly Sikorsky and Rudolf M. Staehelin. Mr. Fisher is Chairman of the Board of Capital Group International, Inc. and Capital Guardian as well as Vice Chairman of Capital International, Inc., Emerging Markets Growth Fund, Inc. and also a director of the Capital Group Companies, Inc. He has been employed by the Capital Group organization for 30 years. Mr. Giesecke is Chairman of the Board of Capital Group's Japanese investment management subsidiary, Capital International K.K., and Managing Director, Asia-Pacific, Capital Group International, Inc. Mr. Giesecke, who has been with the Capital Group organization since 1972, is also a Senior Vice President and a Director of Capital International, Inc. as well as a Senior Vice President of Capital International Research, Inc. and a Vice President of Emerging Markets Growth Fund. Mr. Gromadzki is a Vice President of Capital International Research, Inc. with European equity portfolio management and investment analyst responsibilities. Mr. Gromadzki has been employed by the Capital Group organization since 1987. Mr. Havas, who has been with the Capital Group organization since 1986, is a Senior Vice President and Portfolio Manager for Capital Guardian and Capital International Limited as well as a Senior Vice President and Director of Capital Guardian (Canada), Inc. Ms. Kyle, who has been with the Capital Group organization since 1991, is a Senior Vice President and Director of Capital Guardian. Ms. Kyle is also President and a Director of Capital Guardian (Canada), Inc. and a Vice President of Emerging Markets Growth Fund. Mr. Reed is a Director and a Vice President of Capital International Research, Inc. with portfolio management responsibilities for Japan, Pacific Basin and non-U.S. equity portfolios and research responsibilities for the Japanese financial sector. Mr. Reed has been employed by the Capital Group organization since 1994. Mr. Ronus is President and a Director of Capital Guardian, as well as Chairman of the Board of Directors of Capital Guardian (Canada), Inc., a Director of the Capital Group and Capital Group International, Inc., and a Senior Vice President of Capital International S.A. and Capital International Limited. Mr. Ronus has been employed by the Capital Group organization since 1972. Mr. Sauvage is a Senior Vice President and portfolio manager for Capital Guardian and a Vice President for Capital International Research, Inc. Mr. Sauvage has been employed by the Capital Group organization since 1987. Ms. Sikorsky is President and Managing Director of Capital International S.A., Chairman of Capital International Perspective, S.A., Managing Director-Europe and a Director of Capital Group International, Inc., and serves as a Director of the Capital Group, Capital International Limited and Capital International K.K. Ms. Sikorsky has been employed by the Capital Group organization since 1962. Mr. Staehelin is a Senior Vice President and Director of Capital International Research, Inc. and Capital International S.A., and has been employed by the Capital Group organization since 1981.

MANAGEMENT FEES

During their most recent fiscal years, each of the Funds paid management fees to the Advisor at the following rates:

                                           Fees Paid as a Percentage
FUNDS                                            of Net Assets
--------------------------------------------------------------------
Strategic Growth Portfolio...............            0.10%
Conservative Growth Portfolio............            0.10%
Balanced Portfolio.......................            0.10%
Conservative Balanced Portfolio..........            0.10%
Flexible Income Portfolio................            0.10%
Equity Income Fund.......................            0.61%
Growth & Income Fund.....................            0.52%
Northwest Fund...........................            0.60%
Growth Fund..............................            0.85%
Mid Cap Stock Fund.......................            0.75%
Small Cap Stock Fund.....................            0.85%
International Growth Fund................            0.94%
Money Market Fund........................            0.45%

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

The financial highlights table is intended to help you understand the Portfolios' and the Funds' financial performance for the past 5 years (or, if shorter, the period of the Portfolio's or Fund's operations). Certain information reflects financial results for a single Portfolio or Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio or the Fund (assuming reinvestment of all dividends and distributions). The information provided below for the periods ended on and after October 31, 1998 has been audited by Deloitte & Touche LLP. The information provided below for periods prior to October 31, 1998 has been audited by other auditors. The Independent Auditors' Reports, along with the Portfolios' and Funds' financial statements, are included in the respective Annual Reports to Shareholders, which are available upon request.
  STRATEGIC GROWTH PORTFOLIO   CLASS 1 SHARES

                                                                  YEAR            YEAR            YEAR           PERIOD
                                                                 ENDED           ENDED           ENDED            ENDED
                                                              DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                                  2000            1999            1998          1997(10)
                                                              -------------------------------------------------------------
Net Asset Value, Beginning of Period........................      $19.59         $13.46          $10.70           $10.00
                                                                --------        -------         -------          -------
 INCOME FROM INVESTMENT OPERATIONS:
  Net Investment Income.....................................        0.13(3)        0.05(3)         0.17(3)          0.10
  Net Realized and Unrealized Gain/(Loss) on Investments....       (0.84)          6.35            2.63             0.60(5)
                                                                --------        -------         -------          -------
    Total from Investment Operations........................       (0.71)          6.40            2.80             0.70
                                                                --------        -------         -------          -------
 LESS DISTRIBUTIONS:
  Dividends from Net Investment Income......................       (0.11)         (0.16)          (0.03)               -
  Distributions from Net Realized Gains.....................       (0.16)         (0.11)          (0.01)               -
                                                                --------        -------         -------          -------
    Total Distributions.....................................       (0.27)         (0.27)          (0.04)               -
                                                                --------        -------         -------          -------
Net Asset Value, End of Period..............................      $18.61         $19.59          $13.46           $10.70
                                                                ========        =======         =======          =======
Total Return(2).............................................     (3.73)%         47.95%          26.19%            7.00%
                                                                ========        =======         =======          =======
 RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
  Net Assets, End of Period (in 000's)......................     $98,431        $35,500          $4,949             $591
  Ratio of Operating Expenses to Average Net
    Assets(6)(12)...........................................       0.30%          0.35%           0.35%            0.35%(1)
  Ratio of Net Investment Income to Average Net Assets......       0.67%          0.35%           1.42%            0.51%(1)
  Portfolio Turnover Rate...................................         12%             7%             39%              11%
  Ratio of Operating Expenses to Average Net Assets Without
    Fee Waivers, Expenses Reimbursed and Fees Reduced by
    Credits Allowed by the Custodian(12)....................       0.30%          0.43%           0.80%        15.54%(1)

  CONSERVATIVE GROWTH PORTFOLIO   CLASS 1 SHARES

                                                                  YEAR           YEAR           YEAR          PERIOD
                                                                 ENDED          ENDED          ENDED          ENDED
                                                              DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                                  2000           1999           1998         1997(10)
                                                              ---------------------------------------------------------
Net Asset Value, Beginning of Period........................      $17.10         $12.54        $10.49         $10.00
                                                                --------       --------       -------         ------
 INCOME FROM INVESTMENT OPERATIONS:
  Net Investment Income.....................................        0.27(3)        0.12(3)       0.20(3)        0.07
  Net Realized and Unrealized Gain/(Loss) on Investments....       (0.69)          4.76          1.89           0.42(5)
                                                                --------       --------       -------         ------
    Total from Investment Operations........................       (0.42)          4.88          2.09           0.49
                                                                --------       --------       -------         ------
 LESS DISTRIBUTIONS:
  Dividends from Net Investment Income......................       (0.07)         (0.16)        (0.03)             -
  Distributions from Net Realized Gains.....................       (0.15)         (0.16)        (0.01)             -
                                                                --------       --------       -------         ------
    Total Distributions.....................................       (0.22)         (0.32)        (0.04)             -
                                                                --------       --------       -------         ------
Net Asset Value, End of Period..............................      $16.46         $17.10        $12.54         $10.49
                                                                ========       ========       =======         ======
Total Return(2).............................................     (2.49)%         39.36%        19.91%          4.90%
                                                                ========       ========       =======         ======
 RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
  Net Assets, End of Period (in 000's)......................    $293,442       $155,790       $10,072         $1,374
  Ratio of Operating Expenses to Average Net
    Assets(6)(12)...........................................       0.28%          0.35%         0.35%          0.35%(1)
  Ratio of Net Investment Income to Average Net Assets......       1.59%          0.85%         1.79%          1.24%(1)
  Portfolio Turnover Rate...................................         13%            12%           35%            42%
  Ratio of Operating Expenses to Average Net Assets Without
    Fee Waivers, Expenses Reimbursed and Fees Reduced by
    Credits Allowed by the Custodian(12)....................       0.28%          0.36%         0.57%          6.67%(1)

Footnotes appear on page 49

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

  BALANCED PORTFOLIO   CLASS 1 SHARES

                                                                  YEAR            YEAR           PERIOD          PERIOD
                                                                 ENDED           ENDED           ENDED           ENDED
                                                              DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                                  2000            1999            1998          1997(10)
                                                              ------------------------------------------------------------
Net Asset Value, Beginning of Period........................      $14.92          $12.20         $10.47          $10.00
                                                              ----------      ----------      ----------      ---------
 INCOME FROM INVESTMENT OPERATIONS:
  Net Investment Income.....................................        0.41(3)         0.34(3)        0.31(3)         0.13
  Net Realized and Unrealized Gain/(Loss) on Investments....       (0.32)           2.95           1.49            0.34(5)
                                                              ----------      ----------      ----------      ---------
    Total from Investment Operations........................        0.09            3.29           1.80            0.47
                                                              ----------      ----------      ----------      ---------
 LESS DISTRIBUTIONS:
  Dividends from Net Investment Income......................       (0.43)          (0.48)         (0.07)              -
  Distributions from Net Realized Gains.....................       (0.08)          (0.09)             -               -
                                                              ----------      ----------      ----------      ---------
    Total Distributions.....................................       (0.51)          (0.57)         (0.07)              -
                                                              ----------      ----------      ----------      ---------
Net Asset Value, End of Period..............................      $14.50          $14.92         $12.20          $10.47
                                                              ==========      ===========     ==========      =========
Total Return(2).............................................       0.49%          27.71%         17.18%           4.70%
                                                              ==========      ===========     ==========      =========
 RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
  Net Assets, End of Period (in 000's)......................    $305,399        $170,527        $11,161          $2,354
  Ratio of Operating Expenses to Average Net
    Assets(6)(12)...........................................       0.29%           0.35%          0.35%           0.35%(1)
  Ratio of Net Investment Income to Average Net Assets......       2.76%           2.70%          2.79%           2.34%(1)
  Portfolio Turnover Rate...................................         15%             13%            33%             15%
  Ratio of Operating Expenses to Average Net Assets Without
    Fee Waivers, Expenses Reimbursed and Fees Reduced by
    Credits Allowed by the Custodian(12)....................       0.29%           0.35%          0.54%           3.97%(1)

  CONSERVATIVE BALANCED PORTFOLIO   CLASS 1 SHARES

                                                                  YEAR           YEAR          PERIOD         PERIOD
                                                                 ENDED          ENDED          ENDED          ENDED
                                                              DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                                  2000           1999         1998(13)     1997(10)(13)
                                                              ---------------------------------------------------------
Net Asset Value, Beginning of Period........................     $9.90         $10.42         $10.00           $10.00
                                                                 -----          -----          -----         --------
 INCOME FROM INVESTMENT OPERATIONS:
  Net Investment Income.....................................      0.49(3)        0.71(3)        0.56(3)             -
  Net Realized and Unrealized Loss on Investments...........     (0.00)(4)      (0.52)         (0.14)               -
                                                                 -----          -----          -----         --------
    Total from Investment Operations........................      0.49           0.19           0.42                -
                                                                 -----          -----          -----         --------
 LESS DISTRIBUTIONS:
  Dividends from Net Investment Income......................     (0.49)         (0.70)             -                -
  Distributions from Net Realized Gains.....................     (0.00)(4)      (0.01)             -                -
  Distributions in Excess of Net Realized Gains.............         -          (0.00)(4)          -                -
                                                                 -----          -----          -----         --------
    Total Distributions.....................................     (0.49)         (0.71)             -                -
                                                                 -----          -----          -----         --------
Net Asset Value, End of Period..............................     $9.90          $9.90         $10.42           $10.00(14)
                                                                 =====          =====          =====         ========
Total Return(2).............................................     5.03%          1.88%          4.23%            0.00%
                                                                 =====          =====          =====         ========
 RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
  Net Assets, End of Period (in 000's)......................    $8,736         $7,206           $829               $0
  Ratio of Operating Expenses to Average Net
    Assets(6)(12)...........................................     0.37%          0.35%          0.35%(1)         0.35%(1)
  Ratio of Net Investment Income to Average Net Assets......     4.99%          7.07%          7.39%(1)         0.00%(1)
  Portfolio Turnover Rate...................................       67%            17%            61%              99%
  Ratio of Operating Expenses to Average Net Assets Without
    Fee Waivers, Expenses Reimbursed and Fees Reduced by
    Credits Allowed by the Custodian(12)....................     0.44%          0.59%          5.37%(1)     7,567.04%(1)

Footnotes appear on page 49

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

  FLEXIBLE INCOME PORTFOLIO   CLASS 1 SHARES

                                                                    YEAR            YEAR            YEAR           PERIOD
                                                                   ENDED           ENDED           ENDED           ENDED
                                                                DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                                    2000            1999            1998          1997(11)
                                                                ------------------------------------------------------------
Net Asset Value, Beginning of Period........................       $11.86          $11.38          $10.23          $10.00
                                                                  -------         -------          ------         -------
 INCOME FROM INVESTMENT OPERATIONS:
  Net Investment Income.....................................         0.58(3)         0.58(3)         0.48(3)         0.04
  Net Realized and Unrealized Gain on Investments...........         0.10            0.41            0.69            0.19(5)
                                                                  -------         -------          ------         -------
    Total from Investment Operations........................         0.68            0.99            1.17            0.23
                                                                  -------         -------          ------         -------
 LESS DISTRIBUTIONS:
  Dividends from Net Investment Income......................        (0.58)          (0.50)          (0.02)              -
  Distributions from Net Realized Gains.....................        (0.06)          (0.01)              -               -
                                                                  -------         -------          ------         -------
    Total Distributions.....................................        (0.64)          (0.51)          (0.02)              -
                                                                  -------         -------          ------         -------
Net Asset Value, End of Period..............................       $11.90          $11.86          $11.38          $10.23
                                                                  =======         =======          ======         =======
Total Return(2).............................................        5.79%           8.58%          11.75%           2.30%
                                                                  =======         =======          ======         =======
 RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
  Net Assets, End of Period (in 000's)......................      $40,049         $25,846          $1,107            $100
  Ratio of Operating Expenses to Average Net
    Assets(6)(12)...........................................        0.31%           0.35%           0.35%           0.34%(1)
  Ratio of Net Investment Income to Average Net Assets......        4.84%           5.09%           4.90%           7.04%(1)
  Portfolio Turnover Rate...................................          14%              4%             78%              5%
  Ratio of Operating Expenses to Average Net Assets Without
    Fee Waivers, Expenses Reimbursed and Fees Reduced by
    Credits Allowed by the Custodian(12)....................        0.31%           0.41%           1.51%         116.19%(1)

Footnotes appear on page 49

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

  EQUITY INCOME FUND (FORMERLY BOND & STOCK FUND)   CLASS A SHARES

                                                                             YEAR ENDED OCTOBER 31,
                                                              ----------------------------------------------------
                                                                2000       1999       1998       1997       1996
                                                              ----------------------------------------------------
Net Asset Value, Beginning of Period........................    $14.60     $14.02     $16.13     $14.71     $13.48
                                                              --------   --------   --------   --------   --------
 INCOME FROM INVESTMENT OPERATIONS:
  Net Investment Income.....................................      0.49(3)     0.41      0.45(3)     0.50      0.52
  Net Realized and Unrealized Gain on Investments...........      1.42       0.61       0.21(5)     2.37      1.53
                                                              --------   --------   --------   --------   --------
    Total from Investment Operations........................      1.91       1.02       0.66       2.87       2.05
                                                              --------   --------   --------   --------   --------
 LESS DISTRIBUTIONS:
  Dividends from Net Investment Income......................     (0.48)     (0.40)     (0.45)     (0.51)     (0.50)
  Distributions in Excess of Net Investment Income..........         -          -          -          -          -
  Distributions from Net Realized Gains.....................     (0.44)     (0.04)     (2.32)     (0.94)     (0.32)
                                                              --------   --------   --------   --------   --------
    Total Distributions.....................................     (0.92)     (0.44)     (2.77)     (1.45)     (0.82)
                                                              --------   --------   --------   --------   --------
Net Asset Value, End of Period..............................    $15.59     $14.60     $14.02     $16.13     $14.71
                                                              ========   ========   ========   ========   ========
Total Return(2).............................................    13.73%      7.36%      4.03%     20.81%     15.66%
 RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
  Net Assets, End of Period (in 000's)......................  $191,850   $241,746   $298,651   $307,018   $255,414
  Ratio of Operating Expenses to Average Net Assets(6)......     1.05%      1.05%      0.97%      0.99%      0.98%
  Ratio of Net Investment Income to Average Net Assets......     3.39%      2.61%      3.09%      3.31%      3.68%
  Portfolio Turnover Rate...................................       84%        45%        80%        54%        46%
  Ratio of Operating Expenses to Average Net Assets Without
   Fee Waivers and/or Fees Reduced by Credits Allowed by the
   Custodian................................................     1.05%        N/A        N/A        N/A        N/A

  GROWTH & INCOME FUND   CLASS A SHARES

                                                                             YEAR ENDED OCTOBER 31,
                                                              ----------------------------------------------------
                                                                2000       1999       1998       1997       1996
                                                              ----------------------------------------------------
Net Asset Value, Beginning of Period........................    $24.61     $19.99     $21.01     $17.26     $14.65
                                                              --------   --------   --------   --------   --------
 INCOME FROM INVESTMENT OPERATIONS:
  Net Investment Income.....................................      0.06       0.09(3)     0.11(3)     0.12     0.20
  Net Realized and Unrealized Gain on Investments...........      3.30       4.62       1.43       4.98       3.16
                                                              --------   --------   --------   --------   --------
    Total from Investment Operations........................      3.36       4.71       1.54       5.10       3.36
                                                              --------   --------   --------   --------   --------
 LESS DISTRIBUTIONS:
  Dividends from Net Investment Income......................     (0.03)     (0.09)     (0.09)     (0.14)     (0.21)
  Distributions in Excess of Net Investment Income..........         -          -          -          -          -
  Distributions from Net Realized Gains.....................     (0.83)     (0.00)(4)    (2.47)    (1.21)    (0.54)
                                                              --------   --------   --------   --------   --------
    Total Distributions.....................................     (0.86)     (0.09)     (2.56)     (1.35)     (0.75)
                                                              --------   --------   --------   --------   --------
Net Asset Value, End of Period..............................    $27.11     $24.61     $19.99     $21.01     $17.26
                                                              ========   ========   ========   ========   ========
Total Return(2).............................................    13.95%     23.57%      7.38%     31.24%     23.61%
 RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
  Net Assets, End of Period (in 000's)......................  $662,086   $705,835   $502,115   $299,928   $178,331
  Ratio of Operating Expenses to Average Net Assets(6)......     0.94%      1.00%      0.94%      1.05%      1.03%
  Ratio of Net Investment Income to Average Net Assets......     0.21%      0.37%      0.52%      0.66%      1.26%
  Portfolio Turnover Rate...................................       35%        47%        79%        71%        52%
  Ratio of Operating Expenses to Average Net Assets Without
   Fee Waivers and/or Fees Reduced by Credits Allowed by the
   Custodian................................................     0.94%        N/A        N/A        N/A        N/A

Footnotes appear on page 49

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

  GROWTH FUND OF THE NORTHWEST   CLASS A SHARES

                                                                             YEAR ENDED OCTOBER 31,
                                                              ----------------------------------------------------
                                                                2000       1999       1998       1997       1996
                                                              ----------------------------------------------------
Net Asset Value, Beginning of Period........................    $32.04     $20.37     $25.92     $19.69     $17.40
                                                              --------   --------   --------   --------   --------
 INCOME FROM INVESTMENT OPERATIONS:
  Net Investment Income/(Loss)..............................      0.10(3)   (0.05)     (0.02)(3)  (0.02)      0.03
  Net Realized and Unrealized Gain/(Loss) on Investments....      8.22      11.72      (0.76)      8.13       2.47
                                                              --------   --------   --------   --------   --------
    Total from Investment Operations........................      8.32      11.67      (0.78)      8.11       2.50
                                                              --------   --------   --------   --------   --------
 LESS DISTRIBUTIONS:
  Dividends from Net Investment Income......................         -          -          -          -      (0.03)
  Distributions from Net Realized Gains.....................     (4.13)         -      (4.74)     (1.88)     (0.18)
  Distributions from Capital................................         -          -      (0.03)         -          -
                                                              --------   --------   --------   --------   --------
    Total Distributions.....................................     (4.13)         -      (4.77)     (1.88)     (0.21)
                                                              --------   --------   --------   --------   --------
Net Asset Value, End of Period..............................    $36.23     $32.04     $20.37     $25.92     $19.69
                                                              ========   ========   ========   ========   ========
Total Return(2).............................................    28.73%     57.29%      (4.81)%   44.47%     14.54%
 RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
  Net Assets, End of Period (in 000's)......................  $442,253   $338,980   $243,126   $256,908   $176,706
  Ratio of Operating Expenses to Average Net Assets(6)......     1.02%      1.15%      1.10%      1.05%      1.08%
  Ratio of Net Investment Income/(Loss) to Average Net
   Assets...................................................     0.27%      (0.21)%    (0.09)%    (0.08)%    0.16%
  Portfolio Turnover Rate...................................       42%        41%        39%        37%        42%
  Ratio of Operating Expenses to Average Net Assets Without
   Fee Waivers and/or Fees Reduced by Credits Allowed by the
   Custodian................................................     1.02%      1.15%      1.10%      1.11%      1.08%

  GROWTH FUND   CLASS A SHARES

                                                            YEAR ENDED
                                                            OCTOBER 31,         PERIOD ENDED          YEAR ENDED JUNE 30,
                                                      -----------------------   OCTOBER 31,     --------------------------------
                                                         2000         1999        1998(7)         1998        1997        1996
                                                      --------------------------------------------------------------------------
Net Asset Value, Beginning of Period................     $29.71       $17.64        $18.46        $14.90      $15.69      $14.18
                                                       --------     --------      --------      --------    --------    --------
 INCOME FROM INVESTMENT OPERATIONS:
  Net Investment Loss...............................      (0.14)(3)    (0.21)(3)     (0.07)(3)     (0.15)(3)   (0.03)(3)   (0.07)(3)
  Net Realized and Unrealized Gain/(Loss) on
   Investments......................................       7.04        14.11         (0.75)         4.99        1.58        3.47
                                                       --------     --------      --------      --------    --------    --------
    Total from Investment Operations................       6.90        13.90         (0.82)         4.84        1.55        3.40
                                                       --------     --------      --------      --------    --------    --------
 LESS DISTRIBUTIONS:
  Dividends from Net Investment Income..............          -            -             -             -           -           -
  Distributions from Net Realized Gains.............      (3.83)       (1.83)            -         (1.28)      (2.34)      (1.89)
                                                       --------     --------      --------      --------    --------    --------
    Total Distributions.............................      (3.83)       (1.83)            -         (1.28)      (2.34)      (1.89)
                                                       --------     --------      --------      --------    --------    --------
Net Asset Value, End of Period......................     $32.78       $29.71        $17.64        $18.46      $14.90      $15.69
                                                       ========     ========      ========      ========    ========    ========
Total Return(2).....................................     24.21%       84.96%         (4.44)%      35.43%      10.88%      25.44%
 RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
  Net Assets, End of Period (in 000's)..............   $341,777     $240,363      $104,775      $112,153    $111,187    $179,720
  Ratio of Operating Expenses to Average Net
   Assets(6)........................................      1.30%        1.27%         1.69%(1)      1.66%       1.70%       1.70%
  Ratio of Net Investment Loss to Average Net
   Assets...........................................      (0.39)%      (0.84)%       (1.21)%(1)    (0.91)%     (0.22)%     (0.49)%
  Portfolio Turnover Rate...........................        92%         119%           24%          153%        156%        205%
  Ratio of Operating Expenses to Average Net Assets
   Without Fee Waivers and/or Fees Reduced by
   Credits Allowed by the Custodian.................      1.36%        1.46%           N/A           N/A         N/A         N/A

Footnotes appear on page 49

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

  MID CAP STOCK FUND   CLASS A SHARES

                                                    YEAR ENDED
                                                    OCTOBER 31,
                                                      2000(9)
                                                    -----------
Net Asset Value, Beginning of Period..............     $10.00
                                                      -------
 INCOME FROM INVESTMENT OPERATIONS:
  Net Investment Income/(Loss)....................      (0.02)(3)
  Net Realized and Unrealized Gain/(Loss) on
    Investments...................................       2.60
                                                      -------
    Total from Investment Operations..............       2.58
                                                      -------
 LESS DISTRIBUTIONS:
  Distributions from Net Realized Gains...........          -
                                                      -------
    Total Distributions...........................          -
                                                      -------
Net Asset Value, End of Period....................     $12.58
                                                      =======
Total Return(2)...................................     25.80%
 RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
  Net Assets, End of Period (in 000's)............      2,451
  Ratio of Operating Expenses to Average Net
    Assets(6).....................................      1.40%(1)
  Ratio of Net Investment Income/(Loss) to Average
    Net Assets....................................    (0.29)%(1)
  Portfolio Turnover Rate.........................         9%
  Ratio of Operating Expenses to Average Net
    Assets Without Fee Waivers and/or Fees Reduced
    by Credits Allowed by the Custodian...........      1.40%(1)

  SMALL CAP STOCK FUND   CLASS A SHARES

                                                               YEAR ENDED
                                                               OCTOBER 31,       PERIOD ENDED         YEAR ENDED JUNE 30,
                                                           -------------------   OCTOBER 31,    --------------------------------
                                                             2000       1999       1998(7)        1998        1997        1996
                                                           ---------------------------------------------------------------------
Net Asset Value, Beginning of Period......................   $19.61     $16.25       $19.49       $18.28      $20.17      $15.47
                                                           --------    -------     --------     --------    --------    --------
 INCOME FROM INVESTMENT OPERATIONS:
  Net Investment Loss.....................................    (0.27)(3)  (0.20)(3)    (0.08)(3)    (0.22)(3)   (0.21)(3)   (0.19)(3)
  Net Realized and Unrealized Gain/(Loss) on
   Investments............................................    10.01       6.36        (3.16)        2.50       (0.18)       5.65
                                                           --------    -------     --------     --------    --------    --------
    Total from Investment Operations......................     9.74       6.16        (3.24)        2.28       (0.39)       5.46
                                                           --------    -------     --------     --------    --------    --------
 LESS DISTRIBUTIONS:
  Distributions from Net Realized Gains...................    (2.68)     (2.80)           -        (1.07)      (1.50)      (0.76)
                                                           --------    -------     --------     --------    --------    --------
    Total Distributions...................................    (2.68)     (2.80)           -        (1.07)      (1.50)      (0.76)
                                                           --------    -------     --------     --------    --------    --------
Net Asset Value, End of Period............................   $26.67     $19.61       $16.25       $19.49      $18.28      $20.17
                                                           ========    =======     ========     ========    ========    ========
Total Return(2)...........................................   53.57%     42.60%     (16.62)%       12.95%     (1.50)%      35.93%
 RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
  Net Assets, End of Period (in 000's).................... $132,274    $92,130      $88,502     $118,473    $165,719    $283,747
  Ratio of Operating Expenses to Average Net Assets(6)....    1.42%      1.78%        1.88%(1)     1.66%       1.64%       1.64%
  Ratio of Net Investment Loss to Average Net Assets......  (0.96)%    (1.16)%      (1.43)%(1)   (1.10)%     (1.17)%     (1.02)%
  Portfolio Turnover Rate.................................      49%        45%          20%         112%         81%        131%
  Ratio of Operating Expenses to Average Net Assets
   Without Fee Waivers and/or Fees Reduced by Credits
   Allowed by the Custodian...............................    1.43%      1.94%        1.89%(1)     1.66%       1.64%       1.65%

Footnotes appear on page 49

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

 INTERNATIONAL GROWTH FUND    CLASS A SHARES

                                                                                      FISCAL
                                                                  YEAR ENDED          PERIOD
                                                                  OCTOBER 31,          ENDED            YEAR ENDED JUNE 30,
                                                              -------------------   OCTOBER 31,   -------------------------------
                                                                2000       1999       1998(7)       1998       1997        1996
                                                              -------------------------------------------------------------------
Net Asset Value, Beginning of Period........................    $11.14      $8.86      $10.20       $11.85     $10.49       $9.78
                                                              --------    -------    --------     --------    -------    --------
 INCOME FROM INVESTMENT OPERATIONS:
  Net Investment Income/(Loss)..............................     (0.03)(3)   0.01(3)    (0.02)(3)     0.05(3)    0.04(3)     0.05(3)
  Net Realized and Unrealized Gain/(Loss) on Investments....     (0.00)(4)   2.65       (1.32)       (0.67)      1.55        1.21
                                                              --------    -------    --------     --------    -------    --------
    Total from Investment Operations........................     (0.03)      2.66       (1.34)       (0.62)      1.59        1.26
                                                              --------    -------    --------     --------    -------    --------
 LESS DISTRIBUTIONS:
  Dividends from Net Investment Income......................         -      (0.27)          -        (0.50)     (0.13)      (0.05)
  Distributions in Excess of Net Investment Income..........     (0.14)         -           -        (0.03)         -       (0.04)
  Distributions from Net Realized Gains.....................     (0.00)(4)  (0.11)          -        (0.50)     (0.10)      (0.46)
                                                              --------    -------    --------     --------    -------    --------
    Total Distributions.....................................     (0.14)     (0.38)          -        (1.03)     (0.23)      (0.55)
                                                              --------    -------    --------     --------    -------    --------
Net Asset Value, End of Period..............................    $10.97     $11.14       $8.86       $10.20     $11.85      $10.49
                                                              ========    =======    ========     ========    =======    ========
Total Return(2).............................................   (0.43)%     31.15%    (13.14)%      (4.19)%     15.50%      13.16%
 RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
  Net Assets, End of Period (in 000's)......................   $28,997    $28,618     $30,117      $38,281    $57,776    $116,254
  Ratio of Operating Expenses to Average Net Assets(6)......     1.78%      1.88%       1.86%(1)     1.67%      1.65%       1.77%
  Ratio of Net Investment Income/(Loss) to Average Net
   Assets...................................................   (0.25)%      0.13%     (0.50)%(1)     0.50%      0.35%       0.46%
  Portfolio Turnover Rate...................................       37%       164%         41%         118%        67%        125%
  Ratio of Operating Expenses to Average Net Assets
   Without Fee Waivers, Expenses Reimbursed and/or Fees
   Reduced by Credits Allowed by the Custodian..............     1.78%      1.89%       1.86%(1)     1.67%      1.65%       1.77%

  MONEY MARKET FUND   CLASS A SHARES

                                                                                    FISCAL
                                                     YEAR ENDED    YEAR ENDED    PERIOD ENDED      YEAR ENDED DECEMBER 31,
                                                     OCTOBER 31,   OCTOBER 31,   OCTOBER 31,    ------------------------------
                                                        2000          1999         1998(8)        1997       1996       1995
                                                     -------------------------------------------------------------------------
Net Asset Value, Beginning of Period...............      $1.00         $1.00          $1.00        $1.00      $1.00      $1.00
                                                     ---------     ---------      ---------      -------    -------    -------
 INCOME FROM INVESTMENT OPERATIONS:
  Net Investment Income............................      0.056         0.044          0.041        0.049      0.048      0.052
  Net Realized Gain on Investments.................          -             -              -            -          -          -
                                                     ---------     ---------      ---------      -------    -------    -------
    Total from Investment Operations...............      0.056         0.044          0.041        0.049      0.048      0.052
                                                     ---------     ---------      ---------      -------    -------    -------
 LESS DISTRIBUTIONS:
  Dividends from Net Investment Income.............     (0.056)       (0.044)        (0.041)      (0.049)    (0.048)    (0.052)
  Distributions from Net Realized Gains............          -             -              -            -          -          -
                                                     ---------     ---------      ---------      -------    -------    -------
    Total Distributions............................     (0.056)       (0.044)        (0.041)      (0.049)    (0.048)    (0.052)
                                                     ---------     ---------      ---------      -------    -------    -------
Net Asset Value, End of Period.....................      $1.00         $1.00          $1.00        $1.00      $1.00      $1.00
                                                     ---------     ---------      ---------      -------    -------    -------
                                                     ---------     ---------      ---------      -------    -------    -------
Total Return(2)....................................      5.79%         4.52%          4.19%        5.04%      4.88%      5.33%
 RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
  Net Assets, End of Period (in 000's).............   $458,368      $460,444       $403,443     $260,877   $229,355   $171,225
  Ratio of Operating Expenses to Average Net
   Assets(6).......................................      0.65%         0.72%          0.66%(1)     0.75%      0.79%      0.92%
  Ratio of Net Investment Income to Average Net
   Assets..........................................      5.62%         4.43%          4.94%(1)     4.93%      4.77%      5.19%
  Ratio of Operating Expenses to Average Net Assets
   Without Fee Waivers and/or Fees Reduced by
   Credits Allowed by the Custodian................      0.65%         0.73%          0.67%(1)     0.83%      0.89%      1.04%

Footnotes appear on page 49

--------------------------------------------------------------------------------

FOOTNOTES TO FINANCIAL HIGHLIGHTS

  (1)  Annualized.
  (2) Total return is not annualized for periods less than one year. The total returns would have been lower if certain fees had not been waived and/or expenses reimbursed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.
  (3) Per share numbers have been calculated using the average shares method.
  (4)  Amount represents less than $0.01 per share.
  (5) The amount shown may not be in agreement with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of Fund or Portfolio shares.
  (6) Ratio of operating expenses to average net assets includes expenses paid indirectly.
  (7)  Fiscal year end changed to October 31 from June 30.
  (8)  Fiscal year end changed to October 31 from December 31.
  (9)  The Fund commenced operations on March 1, 2000.
 (10)  The Strategic Growth, Conservative Growth, and Balanced
       Portfolios commenced operations on June 3, 1997.
 (11)  The Flexible Income Portfolio commenced operations on
       September 9, 1997.
 (12) The Portfolio will indirectly bear its prorated share of expenses of the Underlying Funds.
 (13)  The Conservative Balanced Portfolio commenced operations on
       October 22, 1997, ceased operations on November 4, 1997, and re-commenced operations on April 23, 1998.
 (14)  Represents offering share price.

--------------------------------------------------------------------------------

                                   APPENDIX A

   DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC. BOND RATINGS:

- Aaa, Aa -- Bonds which are rated Aaa or Aa are judged to be of the best quality and high quality, respectively. Together, they comprise what is generally known as high grade bonds. Bonds rated Aa are rated lower than Aaa securities because margins of protection may not be as large as in the latter or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

- A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

- Baa -- Bonds which are rated Baa are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

- Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

- B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

- Caa -- Bonds which are rated Caa are poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

- Ca -- Bonds which are rated Ca represent obligations which are speculative in high degree. Such issues are often in default or have other marked shortcomings.

- C -- Bonds which are rated C are the lowest rated class of bonds and can be regarded as having extremely poor prospectus of ever attaining any real investment standing.

   DESCRIPTION OF STANDARD & POOR'S BOND RATINGS:

- AAA, AA, A -- Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree. Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

- BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and pay interest for bonds in this category than for bonds in higher rated categories.

- BB, B, CCC, CC, C -- Bonds rated BB, B, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse business, economic and financial conditions.

- D -- Bonds rated D are in payment default, meaning payment of interest and/or repayment of principal is in arrears.

--------------------------------------------------------------------------------

FOR MORE INFORMATION ABOUT THE WM GROUP OF FUNDS

The WM Group's Statement of Additional Information (SAI) and Annual and Semi-annual Reports to shareholders include additional information about the Portfolios and Funds. The SAI and the Independent Auditors' Reports, along with the financial statements, included in the Portfolios' and Funds' most recent Annual Reports are incorporated by reference into this Prospectus, which means that they are part of this Prospectus for legal purposes. The Portfolio's and Funds' Annual Reports discuss the market conditions and investment strategies that significantly affected performance during the last fiscal year. You may obtain free copies of these materials, or information about the Washington Mutual RSIP by calling toll-free 1-800-780-3539. To obtain more information about the WM Group of Funds, please log on to www.wmgroupoffunds.com or call toll-free 1-800-222-5852.

You may review and copy information about the Portfolios and Funds, including the SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the public reference room. You may also access reports and other information about the Portfolios and Funds on the EDGAR database or the Commission's Internet site at http://www.sec.gov. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following email address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102. You may need to refer to the following file numbers:

FILE NO. 811-07462

Strategic Growth Portfolio
Conservative Growth Portfolio
Balanced Portfolio
Conservative Balanced Portfolio
Flexible Income Portfolio

FILE NO. 811-00123

Equity Income Fund
Growth & Income Fund
Mid Cap Stock Fund
Growth Fund of the Northwest
Money Market Fund

FILE NO. 811-05775

Growth Fund
Small Cap Stock Fund
International Growth Fund